Delaware
Investments(SM)
---------------
A member of Lincoln Financial Group(R)

                                       Voyageur Closed-End Municipal Bond Funds:

                                  Minnesota Municipal Income Funds I, II and III
                                                   Arizona Municipal Income Fund
                                           Florida Insured Municipal Income Fund
                                          Colorado Insured Municipal Income Fund



Tax-Exempt Income


                                                              2001 ANNUAL REPORT


                          (Tax-Exempt Income Artwork)

TABLE OF CONTENTS
=================

Letter to Shareholders       1

Portfolio Management
Review                       3

Financial Statements

  Statements of Net Assets   9

  Statements of Operations  22

  Statements of Changes in
  Net Assets                23

  Financial Highlights      25

  Notes to Financial
  Statements                31

  Report of Independent
  Auditors                  35

A TRADITION OF SOUND INVESTING SINCE 1929
=========================================

Investment Objectives and Strategies

Each of the six Funds in this report is a closed-end management investment company whose shares trade on the American Stock Exchange (ASE) in New York. Each Fund seeks to provide high current income exempt from federal income tax and from the personal income tax of its state, if any, consistent with the preservation of capital. In addition, Florida Insured Municipal Income Fund seeks investments that enable its shares to be exempt from Florida's intangible personal property tax. Each Fund seeks to achieve its objective by investing at least 80% of its net assets in investment grade, tax-exempt municipal obligations.

Investment Adviser

Delaware Management Company (Delaware Management), a series of Delaware Management Business Trust, has been the Funds' investment adviser since May 1, 1997. Delaware Management is a part of Lincoln Financial Group, one of America's largest publicly held diversified financial services companies, with global insurance operations and more than $124 billion in assets under management as of March 31, 2001.

As of March 31, 2001, Delaware Management and its affiliates manage approximately $88 billion for mutual fund shareholders and institutional investors such as pension plans and foundations. In addition to the six closed-end funds in this report, Delaware Management also manages other closed-end funds traded on the New York Stock Exchange.

Leveraging

Each of the six Funds in this report uses leveraging, a tool that is not usually used by open-ended mutual funds and one that can be an important contributor to each Fund's income and capital appreciation potential. Of course, there is no guarantee that leveraging will benefit any of the Funds. Leveraging could result in a higher degree of volatility because the Fund's net asset value could be more sensitive to fluctuations in short-term interest rates and equity prices. Delaware believes this volatility risk is reasonable given the benefits of higher income potential.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Dear Shareholder

"WITH MANY INVESTORS LOOKING TO OFFSET HIGHER-RISK HOLDINGS IN 2000, AND WITH MUNICIPAL CREDIT BEING STRONG, DEMAND FOR MUNICIPAL BONDS GENERALLY REMAINED HIGH THROUGHOUT THE YEAR ENDED MARCH 31, 2001."

May 7, 2001

Recap of Events -- During the fiscal year ended March 31, 2001, the U.S. economy slowed significantly. Weak corporate profits and discouraging economic indicators increased as the year progressed, contributing to poor performance in U.S. stock indexes and leading the Federal Reserve Board to begin a series of interest rate cuts in January.

The dim profit picture late in 2000 led to frequent credit downgrades for U.S. corporations. As a result, investors seeking refuge in fixed-income investments often reached for securities with the highest credit ratings. In contrast to the corporate sector, state and local government credit worth generally did not weaken in the fall of 2000. As a result, municipal bonds were among those investments that often appealed to investors seeking safety.

At the start of the fiscal year, interest rate hikes, coupled with the U.S. Treasury buyback and April 2000 turmoil in the U.S. stock market, led to a marked increase in demand for the safety of bonds. With many investors looking to offset higher-risk holdings in 2000, and with municipal credit being strong, demand for municipal bonds generally remained high throughout the year ended March 31, 2001.

After a quiet start to 2001 in which supply remained scarce, new municipal bond issuance increased quickly and was booming by the end of February. The national 30-day visible supply, which is a forecast of bond issues coming to market over the next month, had climbed by the end of February 2001 to more than $9 billion -- an extremely high level of upcoming issuance (Source: Thomson Municipals Group). The result was better bond selection in many states, as well as higher yields.

Delaware Closed-End Municipal Bond Funds for Minnesota, Arizona, Florida, and Colorado provided positive performance during the year ended March 31, 2001. Total return for five of the six Funds (Shares at net asset value with distributions reinvested) in this report was either in line with, or better than, performance of the relevant Lipper peer group and benchmark index. On the following pages, management discusses the specific performance of each Fund for the year ended March 31, 2001.

Market Outlook -- Although the slowing U.S. economy poses challenges to municipal investors, we are cautiously optimistic about the rest of the year.

Municipal credit upgrades by Moody's Investors Service outpaced downgrades in 2000 by a ratio of greater than five to one overall, and greater than 10 to one among tax-backed municipal bonds. Although we believe that municipal credit should remain strong, we think that 2001 will be hard-pressed to repeat those numbers. In our opinion, a slower pace of consumer spending and job creation, coupled with weakening real estate price appreciation, could diminish municipal tax revenue growth during the coming year. Yet we believe a number of factors are currently working in favor of municipal credit, including strong debt protection, slower debt growth, and more conservative budgets that are a result of anticipation of weaker revenue growth.

Municipal bond investors may also have noticed that a White House tax cut could be in store for this year. We expect the effects of any such cut on the municipal markets to be minimal, and slow in evolving. The approval process for a tax bill is likely to be drawn out, and any plan calling for slowly phased-in decreases in tax rates is unlikely to have a strong near-term impact for municipal investors.

More importantly, we think there is evidence that the current economic downturn may be modest and short-lived. Presently, it appears that the Federal Reserve Board is likely to try to stimulate the economy through further interest rate cuts in 2001 -- a factor which could benefit your Fund going forward.

We believe that municipal bond funds continue to be important investment vehicles which provide diversification and tax-advantaged investing.* Thank you for your continued commitment to Delaware Investments.

Sincerely,


/s/  Charles E. Haldeman, Jr.             /s/    David K. Downes
-------------------------------------     --------------------------------------
Charles E. Haldeman, Jr.                  David K. Downes
Chairman,                                 President and Chief Executive Officer,
Delaware Investments Family of Funds      Delaware Investments Family of Funds

Total Return
For the year ended
March 31, 2001                                 Total Return      Total Return     Premium (+)/
                                                 at Net            at Market       Discount (-)      ASE
                                               Asset Value           Value        as of 3/31/01    Symbol
----------------------------------------------------------------------------------------------------------
Minnesota Municipal Income Fund I                +11.83%           +12.09%          -3.31%           VMN
----------------------------------------------------------------------------------------------------------
Minnesota Municipal Income Fund II               +13.06%           +20.37%          -2.56%           VMM
----------------------------------------------------------------------------------------------------------
Minnesota Municipal Income Fund III              +13.54%           +17.57%          -3.13%           VYM
----------------------------------------------------------------------------------------------------------
Lipper Minnesota Closed-End Municipal
Debt Funds Average (6 funds)                     +11.14%
----------------------------------------------------------------------------------------------------------
Arizona Municipal Income Fund                    +13.00%           +19.28%          -4.81%           VAZ
----------------------------------------------------------------------------------------------------------
Colorado Insured Municipal Income Fund           +16.21%           +22.42%          -4.59%           VCF
----------------------------------------------------------------------------------------------------------
Lipper Other States Closed-End
Municipal Debt Funds Average (26 funds)          +13.89%
----------------------------------------------------------------------------------------------------------
Florida Insured Municipal Income Fund            +13.99%           +19.06%         -14.42%           VFL
----------------------------------------------------------------------------------------------------------
Lipper Florida Closed-End Municipal
Debt Funds Average (13 funds)                    +13.76%
----------------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index             +10.92%
Lehman Brothers Insured Municipal Bond Index     +11.12%
----------------------------------------------------------------------------------------------------------

All performance shown above assumes reinvestment of all distributions. The Lipper categories represent the average returns of municipal bond funds with similar investment objectives tracked by Lipper (Source: Lipper Inc.). The unmanaged Lehman Brothers Indexes are composed of bonds with a variety of quality ratings from many states. You cannot invest directly in an index. Past performance is not a guarantee of future results.

*A portion of the income from tax-exempt funds may be subject to the alternative minimum tax.

PORTFOLIO MANAGEMENT REVIEW
===========================

Elizabeth H. Howell
Senior Portfolio Manager
Minnesota Municipal
Income Funds I, II, III

Andrew M. McCullagh
Senior Portfolio Manager
Arizona Municipal Income Fund,
Colorado Insured Municipal
Income Fund

Mitchell L. Conery
Patrick P. Coyne
Senior Portfolio Managers
Florida Insured Municipal
Income Fund

May 7, 2001

The Fund's Results
At the start of the fiscal year ended March 31, 2001, municipal markets were generally just beginning to pick up momentum. The struggles of the stock market contributed to a shift in investor sentiment, which continued as the year progressed, eventually bringing economic slowing and a decline in interest rates.

Municipal bond markets performed strongly during the year, as the U.S. economy showed signs that it was slowing significantly faster than many investors had previously anticipated. During the fourth quarter of 2000, as the economy slowed, fundamental credit deterioration became evident in the corporate sector. However, municipal credit quality remained at very high levels, and rating agencies continued to upgrade many more municipal bonds than they downgraded (Source: Moody's Investors Service).

By the end of the fiscal year, money was flowing back into tax-free mutual funds at a significant pace as investors displayed heightened concerns about the stock market and the corporate bond market (Source: AMG Data Services). The supply of tax-free issues had also rebounded considerably as municipalities and other issuers rushed to take advantage of lower borrowing costs (Source: Thomson Municipals Group). In addition, refinancings and new issuance were rising.

Portfolio Highlights
Minnesota Municipal Income Funds I, II and III
During the year ended March 31, 2001, we kept the duration of the Funds slightly longer than those of their competitors. Duration is a common measure of a bond or bond fund's sensitivity to interest rate changes. The longer the duration, the more sensitive a bond or bond fund is to a given increase or decrease in interest rates. We were able to anticipate the decline in long-term interest rates, which began in May 2000 despite the Fed being in a monetary tightening mode. As interest rates fell, the Funds performed well and were each able to outperform their Lipper peer group. Our goal was to increase the Fund's income potential to the greatest extent as was consistent with preservation of capital.

Minnesota Municipal Income Fund I, which is the oldest of our three Minnesota funds, holds a number of bonds with shorter maturities. The Fund's average duration and average maturity was thus somewhat lower as of March 31, 2001, and performance was not as strong as that in the other two Minnesota portfolios. Minnesota Municipal Income Fund I returned +11.83% (Shares at net asset value with distributions reinvested) for the year ended March 31, 2001, surpassing the 10.92% increase of the Lehman Brothers Municipal Bond Index and the 11.14% increase posted by the Lipper Minnesota Closed-End Municipal Debt Funds Average for the same period. Minnesota Municipal Income Fund II returned +13.06% (Shares at net asset value with distributions reinvested) for

FUND BASICS
===========

As of March 31, 2001

Fund Objectives

The Funds seek to provide current income exempt from both regular federal income tax and Minnesota state personal income tax, consistent with preservation of capital.

Total Fund Net Assets

Fund I       $58.39 million
Fund II      $164.77 million
Fund III     $39.66 million

Number of Holdings

Fund I      43
Fund II     71
Fund III    31

Fund Start Date

Fund I: May 1, 1992
Fund II: February 26, 1993
Fund III: October 29, 1993

Your Fund Manager

Elizabeth H. Howell joined Delaware Investments via its acquisition of Voyageur Fund Managers in 1997. She previously held management positions at Windsor Financial Group, Loomis Sayles and Eaton Vance Management. She holds a bachelor's degree from Skidmore College, an MBA degree from Babson College, and is a member of the Twin Cities Securities Analysts Society.

the period, also surpassing the benchmark, while Minnesota Municipal Income Fund III turned in a +13.54% return (Shares at net asset value with distributions reinvested) over the same period. All three funds traded on the open market at a discount to net asset value as of March 31, 2001.

In all three Minnesota Municipal Income Funds, we maintained a significant portion of assets in pre-refunded bonds. When a bond issue is pre-refunded, a new bond is issued at a lower rate of interest than the original bond. The proceeds from the new issue are placed in an escrow account and used to purchase U.S. Government securities, with the interest from those investments used to pay off the original bond issue. Because the debt is thus "backed" by U.S. Government securities, pre-refunded bonds are considered low-risk, and are typically rated AAA by Standard & Poor's. As of March 31, 2001, pre-refunded bonds accounted for approximately 27% of net assets in Minnesota Municipal Income Fund I, 30% of net assets in Minnesota Municipal Income Fund II, and 24% of net assets in Minnesota Municipal Income Fund III.

MINNESOTA MUNICIPAL INCOME FUNDS I, II, III
===========================================

Bond Quality and Portfolio Highlights
March 31, 2001                              Fund I             Fund II              Fund III
----------------------------------------------------------------------------------------------------
AAA                                         63.54%              55.69%               54.54%
AA                                           6.07%              15.81%                7.42%
A                                           14.58%              14.31%               21.71%
BBB                                          1.48%               3.12%                7.21%
Unrated                                     14.33%              11.07%                9.12%
----------------------------------------------------------------------------------------------------
Average Credit Quality                        AA                  AA                   AA
Average Effective Maturity                5.74 years          7.04 years           8.30 years
Average Duration                          4.39 years          5.10 years           5.94 years
Current Yield at Market Price                5.87%               5.81%                5.83%
Amount or Leveraging (millions)           $20 million         $60 million          $15 million
----------------------------------------------------------------------------------------------------

Approximately 18.35%, 19.14% and 12.51% of the income generated by Minnesota Municipal Income Funds - I, II and III, respectively, for the year ended March 31, 2001 was subject to the federal alternative minimum tax.

FUND BASICS
===========

As of March 31, 2001

Fund Objectives

The Fund seeks to provide current income exempt from both regular federal income tax and from Arizona state personal income tax, consistent with preservation of capital.

Total Fund Net Assets

$69.64 million

Number of Holdings

39

Fund Start Date

February 26, 1993

Your Fund Manager

Andrew M. McCullagh, Jr. joined Delaware Investments in 1997, after holding investment management positions at Kirchner, Moore & Co. He holds a bachelor's degree from Washington College and a graduate certificate in public finance from the University of Michigan.

Arizona Municipal Income Fund

During the year ended March 31, 2001, we continued our efforts to maximize income in the Fund. During the year, your Fund posted a return of +13.00% (Shares at net asset value with distributions reinvested), surpassing the 10.92% gain of the Lehman Brothers Municipal Bond Index but trailing the 13.89% gain of the Lipper Other States Closed-End Municipal Debt Funds Average.

Early in the fiscal year, we adopted a strategy of increasing the Fund's duration and call protection because we anticipated a decline in long-term interest rates. We moved out of intermediate-term bonds with relatively short call periods and into longer-term bonds with 10-year call protection. Duration measures a bond's sensitivity to interest rate changes. The longer the duration, the more the bond's price will change for a given increase or decrease in interest rates. By strengthening its call protection, we diminished the possibility that holdings that carry relatively high yields will be called in a declining interest-rate environment.

During the first six months of our fiscal year, we restructured the portfolio by upgrading and consolidating certain positions while eliminating others. For example, based on credit concerns in the healthcare sector, we sold all of the Fund's healthcare bonds during the first half of the fiscal year, replacing them in the portfolio with airport bonds, general obligation bonds and stadium bonds.

Arizona is generally experiencing employment and population growth, which have heightened the need for schools, roads and housing (Source: The Eller School of Business and Public Administration). As of March 31, 2001, we maintained our largest position in investment-grade housing bonds, which accounted for 25.50% of net assets. Transportation bonds in the portfolio included issues for funding airport projects in Phoenix and Tucson, and a bond issued by the Arizona State Transportation Board for a highway development project. In an effort to find competitive yield, we also began purchasing healthcare issues again in the second half of our fiscal year when we felt the risk/reward profile was strong. The sector accounted for more than 10% of net assets at fiscal year end.

Portfolio Characteristics
March 31, 2001

Current Yield at Market Price       5.42%
-------------------------------------------
Average Duration*              6.04 years
-------------------------------------------
Average Effective Maturity**   9.90 years
-------------------------------------------
Average Credit Quality                 AA
-------------------------------------------

* Duration is a common measure of a bond or bond fund's sensitivity to interest rate changes.

** Average effective maturity is the average time remaining until scheduled repayment by issuers of portfolio securities.

   Approximately 21.05% of the income generated by Arizona Municipal Income Fund for the year ended March 31, 2001 was subject to the federal alternative minimum tax.

FUND BASICS
===========

As of March 31, 2001

Fund Objective
The Fund seeks to provide current income exempt from regular federal income tax consistent with preservation of capital. The Fund will also seek to maintain its portfolio so that the Fund's shares will be exempt from the Florida intangible personal property tax.

Total Fund Net Assets

$57.30 million

Number of Holdings

33

Fund Start Date

February 26, 1993

Your Fund Managers

Mitchell L. Conery holds a bachelor's degree from Boston University and an MBA in Finance from the State University of New York at Albany. Prior to joining Delaware Investments in 1997, he served as an investment officer with the Travelers Group. Before that, he held positions at CS First Boston Corporation, MBIA Corporation, Thomas McKinnon Securities, Ovest Financial Services, and Merrill Lynch.

Patrick P. Coyne holds a bachelor's degree from Harvard University and an MBA in Finance from the University of Pennsylvania's Wharton School. He began his career with Kidder, Peabody & Co., where he managed the firm's trading desk for four years. He joined Delaware Investments' fixed-income department in 1990.

Florida Insured Municipal Income Fund

The Fund's +13.99% return (Shares at net asset value with distributions reinvested) for the year ended March 31, 2001 surpassed the 13.76% gain of the Lipper Florida Closed-End Municipal Debt Funds Average and the 10.92% gain of Lehman Brothers Municipal Bond Index.

The Fund invests exclusively in AAA-rated municipal bonds, which constitute the top tier of credit quality in the tax-free asset class. Given the uncertainty of the economy and the impact that the downturn can have on equities and lower-credit debt issues, we are comfortable taking a conservative approach to managing this Fund. Risk averse investors undoubtedly flocked to the safe haven of treasuries and high-rated municipal securities during the last six months of the fiscal year. This allowed insured municipal portfolios to perform strongly.

As of fiscal year end, the Fund's largest sector was hospital bonds, which comprised 17.10% of the portfolio. The Fund also held a significant amount of pre-refunded issues. When a bond issue is pre-refunded, a new bond is issued at a lower rate of interest than the original bond. The proceeds from the new issue are placed in an escrow account and used to purchase U.S. Government securities, with the interest from those investments used to pay off the original bond issue. Because the debt is thus "backed" by U.S. Government securities, pre-refunded bonds are considered low-risk, and are typically rated AAA by Standard & Poor's. In most cases, once a bond is pre-refunded we continue to hold it. This normally allows the Fund to collect an attractive level of current income and benefit from better protection of principal.

Early in the fiscal year, we generally allowed the Fund's duration to shorten as short-term interest-rates declined. In 2001, we began to increase duration again, adding select long-maturity, discounted issues that we felt offered strong appreciation potential in the declining interest rate environment. These included a non-callable Tampa utility bond and a bond issued to finance a new dormitory at the University of Central Florida. As of March 31, 2001, the Fund's current yield at market price was 5.75%.

Portfolio Characteristics
March 31, 2001

Current Yield at Market Price                                          5.75%
-----------------------------------------------------------------------------
Average Duration*                                                 5.48 years
-----------------------------------------------------------------------------
Average Effective Maturity**                                      7.45 years
-----------------------------------------------------------------------------
Average Credit Quality                                                   AAA
-----------------------------------------------------------------------------
 *Duration is a common measure of a bond or bond fund's sensitivity to interest rate changes.

**Average effective maturity is the average time remaining until scheduled repayment by issuers of portfolio securities.

Approximately 16.49% of the income generated by Florida Insured Municipal Income Fund for the year ended March 31, 2001 was subject to the federal alternative minimum tax.

FUND BASICS
===========

As of March 31, 2001

Fund Objective

The Fund seeks to provide current income exempt from both regular federal income tax and Colorado state personal income tax, consistent with preservation of capital.

Total Fund Net Assets

$113.82 million

Number of Holdings

44

Fund Start Date

July 29, 1993

Your Fund Manager

Andrew M. McCullagh, Jr.

Colorado Insured Municipal Income Fund
We emphasized total return during the year ended March 31, 2001, while retaining a strong bias towards dividend income. During the year, your Fund's +16.21% return (Shares at net asset value with distributions reinvested) surpassed the 13.89% gain of the Lipper Other States Closed-End Municipal Debt Funds Average.

The Fund had a current yield at market price of 5.36% as of March 31, 2001, and was trading at a 4.59% discount to its net asset value.

Our four transportation bond holdings comprised 20.33% of the Fund's net assets at fiscal year end. Colorado's growing population has lead to congestion on the state's highways, moving the Colorado legislature to approve billions of dollars in highway bonds to expand both roads and mass transit systems (Source: Standard & Poor's). We saw the issuance of these new highway bonds as an opportunity to upgrade the transportation sector within the Fund. During the year, we sold older transportation bonds at a profit and replaced them with new issues that we believe were attractively priced and that carried relatively high yields.

As of fiscal year end, hospital bonds remained integral to the Fund and were our only holdings in the healthcare sector. With Colorado hospitals in the Denver metropolitan area reaching capacity, we expect hospital financing to be brisk during the upcoming year. Because profitability of medical facilities has increased significantly in the past year, we feel that several bonds currently held in the portfolio have the potential of being upgraded. Those upgrades alone could produce favorable total returns during the next year, as well as significant dividend income.

Because we are optimistic about the outlook for the Colorado municipal bond market throughout the balance of the year, we began to extend the Fund's duration in January 2001, hoping to capture returns from an anticipated bond market rally.

Outlook
We believe that 2001 will be a challenging year due to slowing domestic and international economies. Pronounced weakness in a broad range of indicators prompted the Federal Reserve to cut short-term interest rates just after the New Year in an effort to stave off recession. In the months ahead, we believe the Fed will make

Portfolio Characteristics
March 31, 2001

Current Yield at Market Price                                           5.36%
------------------------------------------------------------------------------
Average Duration*                                                  6.44 years
------------------------------------------------------------------------------
Average Effective Maturity**                                       8.71 years
------------------------------------------------------------------------------
Average Credit Quality                                                    AAA
------------------------------------------------------------------------------
 *Duration is a common measure of a bond or bond fund's sensitivity to interest rate changes.

**Average effective maturity is the average time remaining until scheduled repayment by issuers of portfolio securities.

  None of the income generated by Colorado Insured Municipal Income Fund for the year ended March 31, 2001 was subject to the federal alternative minimum tax.

further cuts, though the timing and size of those reductions are unclear. In the past, bonds have typically outperformed stocks during Fed interest rate reduction cycles. Therefore, we believe that the coming months will continue to be a favorable climate for bonds.

After the President's tax cut proposal was announced, many bondholders worried about the plan's possible impact on their investments. However, we believe that any tax cut instituted this year should have relatively little impact on municipal bond markets. The tax-equivalent yields on municipal bonds -- even at the proposed reduced top 33% tax bracket -- should remain compelling, especially when compared with alternative fixed-income investments, such as corporate or Treasury bonds.

Dividend Reinvestment Plans
Each Fund offers an automatic dividend reinvestment program. If Fund shares are registered in your name and you are not already reinvesting dividends but would like to do so, contact the dividend plan agent, Mellon Investor Services, L.L.C., at 1.800.851.9677. You will be asked to put your request in writing. If you have shares registered in "street" name, contact your financial adviser or the broker/dealer holding the shares.

Under the current policies of the Arizona Municipal Income Fund, Florida Insured Municipal Income Fund, Minnesota Municipal Income Fund I, and Minnesota Municipal Income Fund II, all distributions of net investment income and capital gains to common stock shareholders are automatically reinvested in additional shares unless shareholders elect to receive all dividends and other distributions in cash paid by check mailed directly to shareholders by the dividend plan agent. Under the current policies of Colorado Insured Municipal Income Fund and Minnesota Municipal Income Fund III, distributions of net investment income and capital gains to common shareholders will be paid in cash unless shareholders notify Mellon Investors Services, L.L.C. of their desire to participate in the dividend reinvestment program.

After each Fund declares a dividend or determines to make a capital gains distribution, the plan agent will, as agent for the participants, receive the cash payment and use it to buy shares in the open market on the American Stock Exchange. The Funds will not issue any new shares in connection with the plan.

Effective December 8, 2000, Mellon Investor Services, L.L.C. became the transfer and dividend disbursing agent, registrar and dividend reinvestment agent for the Voyageur Closed-End Municipal Bond Funds. You can contact Mellon at:

          Mellon Investor Services, L.L.C.
          Dividend Reinvestment Department
          Overpeck Centre
          85 - Challenger Road
          Ridgefield, NJ 07660
          1.800.851.9677

Statements of Net Assets

VOYAGEUR MINNESOTA MUNICIPAL INCOME FUND, INC.
==============================================
                                                          Principal    Market
March 31, 2001                                              Amount     Value
--------------------------------------------------------------------------------
Municipal Bonds - 98.84%
General Obligation Bonds - 5.42%
Minneapolis Refunding (Laurel Village)
  6.00% 3/1/16 ......................................    $1,600,000  $1,632,240
Minneapolis/St. Paul Metro Airport
  Commission 6.60% 1/1/11 (AMT) .....................     1,500,000   1,532,685
                                                                     ----------
                                                                      3,164,925
                                                                     ----------
Higher Education Revenue Bonds - 7.20%
Minnesota Higher Education Facility
  (St. Thomas University) Series 3-C
  6.25% 9/1/16 ......................................     1,000,000   1,005,470
Minnesota State University Board
  (State University System) Series A
  6.05% 6/30/18 .....................................       250,000     252,573
Northfield (St. Olaf College)
  6.30% 10/1/12 .....................................     1,075,000   1,134,620
  6.40% 10/1/21 .....................................     1,750,000   1,810,864
                                                                     ----------
                                                                      4,203,527
                                                                     ----------
Hospital Revenue Bonds - 16.04%
Duluth Economic Development Authority
  (St. Luke's Hospital)
  6.40% 5/1/18 (Connie Lee) .........................     1,000,000   1,037,160
Duluth Economic Development Authority
  Benedictine (St. Mary's Hospital)
  6.00% 2/15/20 (Connie Lee) ........................     1,000,000   1,036,370
Minneapolis Health Care Facility Revenue
  (Fairview Hospital) Series A
  5.25% 11/15/19 (MBIA) .............................     1,500,000   1,503,870
Minneapolis Hospital System
  (Fairview Hospital) Series 1991-A
  6.50% 1/1/11 ......................................     2,210,000   2,303,770
Minnesota Agricultural & Economic
  Development Health Care System
  (Fairview Hospital) Series A
  6.375% 11/15/29 ...................................     2,500,000   2,622,750
St. Paul Housing & Redevelopment
  Authority Health Care Facility
  (Regions Hospital Project)
  5.30% 5/15/28 .....................................     1,000,000     863,750
                                                                     ----------
                                                                      9,367,670
                                                                     ----------
Housing Revenue Bonds - 20.37%
Brooklyn Multifamily Housing"
  (Four Courts Apartments)
  7.50% 6/1/25 (AMT) ................................     1,800,000   1,807,632
Dakota County Housing & Redevelopment
  Authority Single Family Mortgage Revenue
  5.85% 10/1/30 (AMT/GNMA/FNMA) .....................       301,000     307,667
Minnesota Housing Finance Agency Single
  Family Mortgage Series 1992-G
  7.45% 7/1/22 (AMT/FHA) ............................       175,000     178,647

                                                          Principal    Market
                                                            Amount     Value
--------------------------------------------------------------------------------
 Municipal Bonds (continued)
 Housing Revenue Bonds (continued)
 Minnetonka Multifamily Presbyterian
   Homes Guaranteed (Beacon Hill" Project)
   7.70% 6/1/25 .....................................    $2,725,000 $ 2,751,051
 New Brighton Multifamily Mortgage
   (Polynesian Village Apartments)
   Series 1995-A 7.60% 4/1/25 (AMT) .................     1,400,000   1,403,990
 St. Anthony Multifamily Housing
   Development (Autumn Woods" Project)
   6.875% 7/1/22 (Asset Gty) ........................     2,265,000   2,347,197
 St. Paul Housing & Redevelopment
   Authority Multifamily Housing
   (Pointe of St. Paul Project)
   6.60% 10/1/12 (FNMA) .............................     2,950,000   3,098,680
                                                                    -----------
                                                                     11,894,864
                                                                    -----------
 Pollution Control Revenue Bonds - 3.64%
 Bass Brook Pollution Control Revenue
   (Minnesota Power & Light" Company)
   6.00% 7/1/22 .....................................     2,100,000   2,125,389
                                                                    -----------
                                                                      2,125,389
                                                                    -----------
 Power Authority Revenue Bonds - 13.13%
 Northern Minnesota Municipal Power
   Agency Electric System
   Series A 5.00% 1/1/21 ............................     1,500,000   1,462,215
 Northern Minnesota Municipal Power
   Agency Electric System Series B
   5.50% 1/1/18 (AMBAC) .............................     1,250,000   1,277,250
 Puerto Rico Electric Power Authority
   Series EE 4.75% 7/1/24 ...........................     1,100,000   1,041,381
 Rochester Electric 5.25% 12/1/30
   (AMBAC) ..........................................       400,000     402,532
 Southern Minnesota Municipal" Power Agency
   5.50% 1/1/15 (AMBAC) .............................       610,000     627,513
   5.00% 1/1/16 (FGIC) ..............................       580,000     580,017
 Western Minnesota Municipal Power
   Agency Series A
   5.50% 1/1/15 (MBIA) ..............................     2,275,000   2,276,388
                                                                    -----------
                                                                      7,667,296
                                                                    -----------
*Pre-Refunded / Escrowed to Maturity Bonds - 26.67%
 Dakota & Washington Counties Housing
   & Redevelopment Authority Single
   Family Mortgage Revenue
   8.375% 9/1/21 (AMT/GNMA)
   (Escrowed to Maturity) ...........................     2,555,000   3,586,275
 Duluth Economic Development Authority
   Health Care Facilities (Duluth Clinic)
   6.30% 11/1/22-02 (AMBAC) .........................     1,270,000   1,353,464
   6.30% 11/1/22-04 (AMBAC) .........................       730,000     797,912

                                                             Principal  Market
Voyageur Minnesota Municipal Income Fund, Inc.                Amount    Value
--------------------------------------------------------------------------------
  Municipal Bonds (continued)
 *Pre-Refunded / Escrowed to Maturity" Bonds (continued)
  Edina Recreational Facilities Series 1992-A
    6.00% 1/1/09-02 .................................      $ 305,000  $ 311,387
    6.00% 1/1/10-02 .................................        320,000    326,701
  Minneapolis St. Paul Housing &
    Redevelopment Authority Health
    Care (Health One)
    6.75% 8/15/14-02 (MBIA) .........................        400,000    409,960
  Minnesota Higher Education Revenue
    Series 3-J (Macalester College)
    6.40% 3/1/22-02 .................................      1,000,000  1,029,060
  Minnesota Public Facilities Authority
    Water Pollution Control Series 1992
    6.50% 3/1/14-02 .................................      1,500,000  1,574,640
  Puerto Rico Commonwealth
    6.00% 7/1/26-07 .................................      2,000,000  2,293,520
  Southern Minnesota Municipal
    Power Agency
    5.50% 1/1/15 (AMBAC)
    (Escrowed to Maturity) ..........................        390,000    411,641
    5.75% 1/1/11 (FGIC)
    (Escrowed to Maturity) ..........................      1,000,000  1,053,540
  St. Cloud Hospital Facility
    6.75% 7/1/15-01 (AMBAC) .........................      1,000,000  1,028,800
  St. Francis Independent School District #15
    6.30% 2/1/11-06 (FSA) ...........................      1,250,000  1,387,088
                                                                    -----------
                                                                     15,563,988
                                                                    -----------
  Water & Sewer Revenue Bonds - 6.37%
  Anoka County Solid Waste Disposal
    National Rural Co-Op Utility
    6.95% 12/1/08 (AMT) .............................      1,000,000  1,020,450
**Minnesota Public Facilities Authority
    Water Pollution Control Revenue, Inverse
    Floater ROLS
    4.20% 3/1/16 ....................................      1,000,000    944,670
    4.33% 3/1/17 ....................................      1,855,000  1,754,700
                                                                    -----------
                                                                      3,719,820
                                                                    -----------
  Total Municipal Bonds
    (cost $54,396,937) ..............................                57,707,479
                                                                    -----------

--------------------------------------------------------------------------------
  Total Market Value of Securities - 98.84%
    (cost $54,396,937) ..............................               $57,707,479

  Receivables and Other Assets
    Net of Liabilities - 1.16% ......................                   678,183
                                                                    -----------
  Total Net Assets - 100.00% ........................                58,385,662

  Liquidation Value of
    Preferred Stock .................................               (20,000,000)
                                                                    -----------
  Net Assets Applicable to 2,594,700
    Common Shares ($0.01 Par Value)
    Outstanding .....................................               $38,385,662
                                                                    ===========
  Net Asset Value Per Common Share
   ($38,385,662 / 2,594,700 shares) .................                    $14.79
                                                                         ------
------------------
 *For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-funded.

**An inverse floater bond is a type of bond with variable or floating interest rates that move in the opposite direction of short-term interest rates. Interest rate disclosed is in effect as of March 31, 2001.

  Components of Net Assets at March 31, 2001:
  Common stock, $0.01 par value, 200 million
    shares authorized to the Fund ...................               $35,426,740
  Preferred stock, $0.01 par value, 1 million
    shares authorized to the Fund ...................                20,000,000
  Distributions in excess of net
    investment income ...............................                   (19,052)
  Accumulated net realized loss
    on investments ..................................                  (332,568)
  Net unrealized appreciation of investments ........                 3,310,542
                                                                    -----------
  Total net assets ..................................               $58,385,662
                                                                    ===========
  Summary of Abbreviations:
  AMBAC - Insured by the AMBAC Indemnity Corporation
  AMT - Subject to Alternative Minimum Tax
  Asset Gty - Insured by the Asset Guaranty Insurance Company
  Connie Lee - Insured by the College Construction Insurance Association
  FGIC - Insured by the Financial Guaranty Insurance Company
  FHA - Insured by the Federal Housing Authority FNMA - Insured by Fannie Mae FSA - Insured by Financial Security Assurance GNMA - Insured by Ginnie Mae MBIA - Insured by the Municipal Bond Insurance Association

                             See accompanying notes
10

VOYAGEUR MINNESOTA MUNICIPAL INCOME FUND II, INC.
=================================================
                                                             Principal  Market
March 31, 2001                                                Amount     Value
--------------------------------------------------------------------------------
Municipal Bonds - 98.23%
Continuing Care / Retirement Revenue Bonds - 1.54%
Minneapolis Health Care Facility" Revenue
  (Jones-Harrison Residence Project)
  6.00% 10/1/27 .....................................    $2,000,000 $ 1,650,920
Moorhead Economic Development Authority
  Multifamily Revenue Refunding &
  Improvement Housing Development
  (Eventide) Series B 6.00% 6/1/18 ..................     1,000,000     888,090
                                                                    -----------
                                                                      2,539,010
                                                                    -----------
General Obligation Bonds - 3.63%
Becker Refunding Tax Increment Series D
  6.25% 8/1/15 (AMT/MBIA) ...........................      3,700,000  3,790,206
Rosemount Independent School
  District #196 Series A 5.70% 4/1/12 ...............      1,270,000  1,347,800
St. Paul Tax Increment (Block 39 Project)
  Series A 4.75% 2/1/25 .............................        900,000    845,550
                                                                    -----------
                                                                      5,983,556
                                                                    -----------
Higher Education Revenue Bonds - 8.79%
Minnesota Higher Education Facility
  (Macalester College) Series C
  5.55% 3/1/16 850,000 872,406
Minnesota Higher Education Facility
  (St. Thomas University)
  Series 3-R2 5.60% 9/1/14 ..........................        175,000    180,115
  Series B 3-R1 5.60% 10/1/15 .......................      1,050,000  1,078,634
  Series 4A-1 5.625% 10/1/21 ........................      1,000,000  1,023,710
Minnesota State University Board
  (State University System)
  Series 1993-A 6.10% 6/30/23 .......................      1,150,000  1,160,753
  Series 1993-C 5.60% 6/30/16 (MBIA) ................      3,115,000  3,170,696
  Series 1993-C 5.60% 6/30/19 (MBIA) ................      3,720,000  3,773,828
University of Minnesota Series A
  5.50% 7/1/21 ......................................      3,000,000  3,219,240
                                                                    -----------
                                                                     14,479,382
                                                                    -----------
Hospital Revenue Bonds - 14.64%
Bloomington Health Care Facilities
  (Masonic Home Care Center)
  5.875% 7/1/22 (AMBAC) .............................      1,200,000  1,229,064
Brainerd Health Care (Evangelical Lutheran
  Health Care Facilities) Series A
  6.65% 3/1/17 (FSA) ................................      1,195,000  1,247,329
Duluth Economic Development Authority
  Benedictine (St. Mary's Hospital)
  6.00% 2/15/20 (Connie Lee) ........................      6,000,000  6,218,220
Minneapolis/St. Paul Housing &
  Redevelopment Authority
  (Children's Health Care Series)
  5.50% 8/15/25 (FSA) ...............................      1,400,000  1,419,040
                                                             Principal  Market
March 31, 2001                                                Amount     Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
Hospital Revenue Bonds (continued)
Minnesota Agricultural & Economic
  Development Health Care System
  (Fairview Hospital) Series 97A
  5.75% 11/15/26 (MBIA) .............................    $5,550,000 $ 5,792,924
Minnesota Agricultural & Economic
  Development Health Care System
  (Fairview Hospital) Series A
  6.375% 11/15/29 ...................................     2,800,000   2,937,480
Rochester Health Care Facilities
  (Mayo Foundation) Series B
  5.50% 11/15/27 ....................................     3,365,000   3,435,429
St. Paul Housing & Redevelopment
  Authority Health Care Facilities
  (Regions Hospital Project)
  5.30% 5/15/28 .....................................       400,000     345,500
Waconia Health Care Facilities
  6.10% 1/1/19 ......................................     1,405,000   1,493,796
                                                                    -----------
                                                                     24,118,782
                                                                    -----------
Housing Revenue Bonds - 19.33%
Chanhassen Multifamily Housing
  (Heritage Park Project)
  6.20% 7/1/30 (FHA) ................................     1,105,000   1,139,111
Dakota County Housing & Redevelopment
  Authority Multifamily Mortgage
  (Imperial Ridge Project) Series 1993-A
  6.10% 12/15/28 (GNMA) .............................     1,855,000   1,886,387
Harmony Multifamily Housing Section 8
  (Zedakah Foundation Project) Series A
  5.95% 9/1/20 ......................................     1,000,000   1,011,150
Minnesota Housing Finance Agency
  Multifamily Rental Housing Series D
  5.90% 2/1/14 ......................................     1,115,000   1,144,447
  6.00% 8/1/22 ......................................     2,295,000   2,348,015
Minnesota Housing Finance Agency Single
  Family Housing Rental
  5.95% 2/1/18 (MBIA) ...............................     1,285,000   1,321,288
Minnesota Housing Finance Agency
  Single Family Housing
  Series 1991-A 7.05% 7/1/22 (AMT) ..................     1,215,000   1,234,962
  Series 1992-B 6.15% 1/1/26 (AMT) ..................     3,350,000   3,439,914
  Series 1992-C2 6.15% 7/1/23 (AMT) .................     3,395,000   3,488,702
  Series 1994-F 6.30% 7/1/25 ........................     1,495,000   1,558,597
  Series 1994-J 6.95% 7/1/26 (AMT) ..................     2,405,000   2,500,984
Minnetonka Housing Facilities
  (Beacon Hill Project)
  7.25% 6/1/09 ......................................     1,225,000   1,230,880
  7.50% 6/1/14 ......................................       760,000     770,724
  7.55% 6/1/19 ......................................     2,365,000   2,395,792

                                                            Principal   Market
Voyageur Minnesota Municipal Income Fund II, Inc.             Amount    Value
--------------------------------------------------------------------------------
 Municipal Bonds (continued)"
 Housing Revenue Bonds (continued)
 New Brighton Multifamily Mortgage
   (Polynesian Village Apartments)
   Series 1995-A 7.60% 4/1/25 (AMT) .................    $3,820,000 $ 3,830,887
 St. Paul Housing & Redevelopment Authority
   Single Family Mortgage
   6.40% 3/1/21 (FNMA) ..............................       995,000   1,051,904
 Stillwater Multifamily Mortgage
   (Stillwater Cottages)
   7.25% 11/1/27 (AMT) ..............................     1,540,000   1,499,221
                                                                    -----------
                                                                     31,852,965
                                                                    -----------
 Industrial Development Revenue Bonds - 1.10%
 Burnsville Commonwealth Development
   (Holiday Inn Project) 5.90% 4/1/08 ...............     1,430,000   1,443,442
 Minneapolis Community Development
   Agency (Supported Development)
   Series 5 5.70% 12/1/27 ...........................       375,000     375,851
                                                                    -----------
                                                                      1,819,293
                                                                    -----------
 Pollution Control Revenue Bonds - 7.56%
 Bass Brook Pollution Control Revenue
   (Minnesota Power & Light Company)
   6.00% 7/1/22 .....................................     7,560,000   7,651,400
 Cloquet Pollution Control
   (Potlatch Corporation Project)
   5.90% 10/1/26 ....................................     5,000,000   4,802,850
                                                                    -----------
                                                                     12,454,250
                                                                    -----------
 Power Authority Revenue Bonds - 5.04%
 Northern Minnesota Municipal Power
   Agency Electric System Series B
   5.50% 1/1/18 (AMBAC) .............................     5,955,000   6,084,819
 Puerto Rico Electric Power Authority
   5.25% 7/1/21 .....................................     2,000,000   2,015,360
 Rochester Electric 5.25% 12/1/30
   (AMBAC) ..........................................       200,000     201,266
                                                                    -----------
                                                                      8,301,445
                                                                    -----------
*Pre-Refunded / Escrowed to Maturity Bonds - 29.95%
 Buffalo Independent School District
   6.15% 2/1/22-03 (FSA) ............................     4,030,000   4,224,327
 Dakota & Washington Counties Housing
   & Redevelopment Authority Single Family
   Mortgage Revenue 8.375% 9/1/21
   (AMT/GNMA) (Escrowed to Maturity) ................     5,500,000   7,719,964
 Detroit Lakes Benedictine Health
   (St. Mary's Hospital)
   6.00% 2/15/19-03 (Connie Lee) ....................     1,250,000   1,332,088
 Duluth Economic Development Authority
   Health Care Facilities (Duluth Clinic)
   6.20% 11/1/12-02 (AMBAC) .........................       720,000     766,210
   6.20% 11/1/12-04 (AMBAC) .........................       280,000     305,113
   6.30% 11/1/22-02 (AMBAC) .........................     3,890,000   4,145,651
   6.30% 11/1/22-04 (AMBAC) .........................       960,000   1,049,309
                                                            Principal   Market
                                                              Amount    Value
--------------------------------------------------------------------------------
 Municipal Bonds (continued)
*Pre-Refunded / Escrowed to Maturity Bonds (continued)
 Esko Independent School District
   5.65% 4/1/12-05 FSA ..............................     $ 550,000   $ 589,881
 Hawley Independent School District
   5.75% 2/1/17-06 (FSA) ............................     1,000,000   1,043,340
 Metropolitan Council Sports Facility
   Commission (Hubert H. Humphrey
   Metrodome Sports Facility)
   Series 92 6.00% 10/1/09
   (Escrowed to Maturity) ...........................     2,360,000   2,501,270
 Minneapolis/St. Paul Housing &
   Redevelopment Authority (HealthOne)
   7.40% 8/15/11-02 (MBIA) ..........................     2,105,000   2,159,204
 Minnesota Public Facilities Authority
   Water Pollution Control
   6.25% 3/1/16-05 ..................................     1,000,000   1,095,070
 Minnesota Public Facilities Authority
   Water Pollution Control Series 1992
   6.50% 3/1/14-02 ..................................     3,300,000   3,464,208
 Red Wing Independent School
   District #256 Series 1993-A
   5.70% 2/1/12-03 ..................................     2,925,000   3,034,892
   5.70% 2/1/13-03 ..................................     1,625,000   1,686,051
 Southern Minnesota Municipal Power
   Agency 5.75% 1/1/18-16 ...........................     3,715,000   3,928,761
 St. Paul Housing & Redevelopment
   Authority Sales Tax (Civic Center)
   5.55% 11/1/23
   (Escrowed to Maturity) ...........................     2,300,000   2,432,986
   5.55% 11/1/23 (MBIA)
   (Escrowed to Maturity) ...........................     4,200,000   4,300,842
 Stewartville Independent School
   District #534 5.75% 2/1/17-05 ....................     1,705,000   1,764,931
 Western Municipal Power Agency
   6.625% 1/1/16
   (Escrowed to Maturity) ...........................     1,535,000   1,807,278
                                                                    -----------
                                                                     49,351,376
                                                                    -----------
 Transportation Revenue Bonds - 3.74%
 Puerto Rico Commonwealth Highway
   & Transportation Authority
   (Highway Improvements) Series Y
   5.50% 7/1/26 .....................................     6,000,000   6,167,280
                                                                    -----------
                                                                      6,167,280
                                                                    -----------
12

                                                          Principal    Market
Voyageur Minnesota Municipal Income Fund II, Inc.          Amount      Value
--------------------------------------------------------------------------------
  Municipal Bonds (continued)
  Water & Sewer Revenue Bonds -  2.91%
**Minnesota Public Facilities Authority
  Water Pollution Control Revenue,
  Inverse Floaters ROLS
  4.88% 11/1/17 .....................................    $ 570,000    $ 580,938
**Minnesota Public Facilities Authority
    Water Pollution Control Revenue,
    Inverse Floater ROLS
    4.33% 3/1/17 ....................................    1,145,000    1,083,090
    4.42% 3/1/18 ....................................    1,360,000    1,283,473
    4.42% 3/1/19 ....................................    2,000,000    1,842,120
                                                                      4,789,621
  Total Municipal Bonds
    (cost $155,383,446) .............................               161,856,960
  Total Market Value of Securities - 98.23%
    (cost $155,383,446) .............................               161,856,960

  Receivables and Other Assets
    Net of Liabilities - 1.77% ......................                 2,917,753
  Total Net Assets - 100.00% ........................               164,774,713

  Liquidation Value
    of Preferred Stock ..............................               (60,000,000)
  Net Assets Applicable to 7,252,200
    Common Shares ($0.01 Par Value)
    Outstanding .....................................              $104,774,713
  Net Asset Value Per Common Share
   ($104,774,713 / 7,252,200 shares) ................                    $14.45
-------------------
 *For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-funded.
**An inverse floater bond is a type of bond with variable or floating interest rates that move in the opposite direction of short-term interest rates. Interest rate disclosed is in effect as of March 31, 2001.

Components of Net Assets at March 31, 2001:
Common stock, $0.01 par value,
  200 million shares authorized
  to the Fund .......................................              $ 99,710,002
Preferred stock, $0.01 par value, 1 million
  shares authorized to the Fund .....................                60,000,000
Undistributed net investment income .................                 1,549,899
Accumulated net realized loss
  on investments ....................................                (2,958,702)
Net unrealized appreciation
  of investments ....................................                 6,473,514
                                                                   ------------
Total net assets ....................................              $164,774,713
                                                                   ============

Summary of Abbreviations:
AMBAC - Insured by the AMBAC Indemnity Corporation
AMT - Subject to Alternative Minimum Tax
Connie Lee - Insured by the College Construction Insurance Association FHA - Insured by the Federal Housing Authority
FNMA - Insured by Fannie Mae
FSA - Insured by Financial Security Assurance
GNMA - Insured by Ginnie Mae
MBIA - Insured by the Municipal Bond Insurance Association

                             See accompanying notes

VOYAGEUR MINNESOTA MUNICIPAL INCOME FUND III, INC.
==================================================
                                                          Principal    Market
March 31, 2001                                              Amount      Value
--------------------------------------------------------------------------------
Municipal Bonds - 97.92%
Continuing Care / Retirement Revenue Bonds - 2.59%
Minnesota Agriculture & Economic
  Development Board (Benedictine Health
  Systems) 5.75% 2/1/29 .............................   $1,300,000   $1,025,557
                                                                     ----------
                                                                      1,025,557
                                                                     ----------

General Obligation Bonds - 1.90%
Minneapolis Sports Arena Project
  5.125% 10/1/20 ....................................       750,000     753,592
                                                                     ----------
                                                                        753,592
                                                                     ----------
Higher Education Revenue Bonds - 6.37%
Minnesota Higher Education Facilities
  Authority (St. Thomas University)
  Series 4A-1 5.625% 10/1/21 ........................     1,010,000   1,033,947
Minnesota State Higher Education Facilities
  Authority (St. Mary's College)
  Series 3Q 6.15% 10/1/23 ...........................     1,000,000   1,020,390
Minnesota State Higher Educational
  Facilities Authority (College of St.
  Benedict) Series 3-W 6.375% 3/1/20 ................       345,000     354,329
Minnesota State Higher Educational Facilities
  Authority (Gustavus Adolphus College)
  Series 4-X 4.80% 10/1/21 ..........................       125,000     116,429
                                                                     ----------
                                                                      2,525,095
                                                                     ----------
Hospital Revenue Bonds - 17.94%
Minnesota Agricultural & Economic
  Development Health Care System
  (Fairview Hospital) Series A
  6.375% 11/15/29 ...................................     2,000,000   2,098,200
Princeton Hospital Systems
  (Fairview Hospital) Series C
  6.25% 1/1/21 (MBIA) ...............................     2,000,000   2,056,360
Robbinsdale North Memorial Medical
  Center Series 1993-B 5.50%
  5/15/23 (AMBAC) ...................................       500,000     505,380
Rochester Health Care Facilities
  (Mayo Foundation) Series B
  5.50% 11/15/27 ....................................     1,700,000   1,735,581
St. Paul Housing & Redevelopment
  Authority (Health East Hospital)
  5.85% 11/1/17 .....................................       250,000     201,475
St. Paul Housing & Redevelopment Authority
  Health Care Facilities (Regions
  Hospital Project) 5.30% 5/15/28 ...................       600,000     518,250
                                                                     ----------
                                                                      7,115,246
                                                                     ----------
Housing Revenue Bonds - 15.74%
Brooklyn Multifamily Housing
  (Four Courts Apartments)
  7.50% 6/1/25 (AMT) ................................     1,000,000   1,004,240
Burnsville Multifamily Mortgage
  Series A 7.10% 1/1/30 (FSA) .......................     2,000,000   2,155,580

                                                          Principal    Market
                                                            Amount      Value
--------------------------------------------------------------------------------
 Municipal Bonds (continued)
 Housing Revenue Bonds (continued)
 Minneapolis Minnesota Multifamily
   Housing (Gaar Scott Loft Project)
   5.95% 5/1/30 .....................................     $1,000,000 $1,000,000
 Minneapolis Multifamily Housing
   (Olson Townhomes)
   6.00% 12/1/19 (AMT) ..............................      1,875,000  1,882,369
 Minnesota Housing Finance Agency Single
   Family Mortgage Series 1992-G
   7.45% 7/1/22 (AMT/FHA/VA) ........................        195,000    199,064
                                                                     ----------
                                                                      6,241,253
                                                                     ----------
 Industrial Development Revenue Bonds  - 2.29%
 Minneapolis Community Development
   Agency (Supported Development)
   6.75% 12/1/25 ....................................        865,000    906,728
                                                                     ----------
                                                                        906,728
                                                                     ----------
 Pollution Control Revenue Bonds -  6.26%
 Bass Brook Pollution Control Revenue
   (Minnesota Power & Light  Company)
   6.00% 7/1/22 .....................................      1,505,000  1,523,195
 Cloquet Pollution Control
   (Potlatch Corporation Project)
    5.90% 10/1/26 ...................................      1,000,000    960,570
                                                                     ----------
                                                                      2,483,765
                                                                     ----------
 Power Authority Revenue Bonds -  4.69%
 Southern Minnesota Municipal Power
   Agency 5.75% 1/1/18 (FGIC) .......................      1,800,000  1,859,490
                                                                     ----------
                                                                      1,859,490
                                                                     ----------
*Pre-Refunded / Escrowed to Maturity Bonds - 24.05%
 Duluth Economic Development  Authority
   Health Care Facilities (Duluth Clinic)
   6.20% 11/1/12-02 (AMBAC) .........................      1,080,000  1,149,314
   6.20% 11/1/12-04 (AMBAC) .........................        420,000    457,670
 Esko Independent School District #99
   5.75% 4/1/17-05 (FSA) ............................      2,145,000  2,308,449
 Minnesota State Higher Education
   Facilities Authority (Saint Benedict)
   Series 3-W 6.375% 3/1/20-04 ......................        930,000  1,001,014
 Moorhead Minnesota Public Utilities
  Series A 6.25% 11/1/12-02 (MBIA) ..................      1,500,000  1,568,685
 University of Minnesota Hospital
   6.75% 12/1/16
  (Escrowed to Maturity) ............................      2,580,000  3,054,746
                                                                     ----------
                                                                      9,539,878
14                                                                   ----------

                                                           Principal   Market
Voyageur Minnesota Municipal Income Fund III, Inc.          Amount      Value
--------------------------------------------------------------------------------

  Municipal Bonds (continued)
  Transportation Revenue Bonds - 4.85%
  Minneapolis/St. Paul Metropolitan Airport
    Commission 5.125% 1/1/25 (FGIC) .................     $ 900,000   $ 896,256
  Puerto Rico Commonwealth Highway
    & Transportation Authority
    (Highway Improvements)
    Series Y 5.50% 7/1/26 ...........................     1,000,000   1,027,880
                                                                     ----------
                                                                      1,924,136
                                                                     ----------
  Water & Sewer Revenue Bonds - 11.24%
**Minnesota Public Facilities Authority
    Water Pollution Control Revenue, Inverse
    Floater ROLS 4.42% 3/1/18 .......................     1,640,000   1,547,717
  Minnesota Public Facilities Authority Water
    Pollution Control Series B
    5.40% 3/1/15 ....................................     2,820,000   2,910,071
                                                                     ----------
                                                                      4,457,788
                                                                     ----------
  Total Municipal Bonds
    (cost $36,730,298) ..............................                38,832,528
                                                                     ----------

  Total Market Value of Securities - 97.92%
    (cost $36,730,298) ..............................                38,832,528

  Receivables and Other Assets
    Net of Liabilities - 2.08% ......................                   826,440
                                                                     ----------

  Total Net Assets - 100.00% ........................                39,658,968

  Liquidation Value of
    Preferred Stock .................................               (15,000,000)
                                                                     ----------

  Net Assets Applicable to 1,837,200
    Common Shares ($0.01 Par Value)
    Outstanding .....................................               $24,658,968
                                                                    ===========

  Net Asset Value Per Common Share
    ($24,658,968 / 1,837,200 shares) ................                    $13.42
                                                                         ------
----------------------
 *For Pre-Refunded Bonds, the stated maturity is  followed by the year in  which each bond is pre-funded.
**An inverse floater bond is a type of bond with variable or floating interest rates that move in the opposite direction of short-term interest rates. Interest rate disclosed is in effect as of March 31, 2001.

--------------------------------------------------------------------------------
Components of Net Assets at March 31, 2001:
Common stock, $0.01 par value, 200 million shares
  authorized to the Fund ............................               $25,246,730
Preferred stock, $0.01 par value, 1 million shares
  authorized to the Fund ............................                15,000,000
Undistributed net investment income .................                   128,760
Accumulated net realized loss
  on investments ....................................                (2,818,752)
Net unrealized appreciation
  of investments ....................................                 2,102,230
                                                                    -----------
Total net assets ....................................               $39,658,968
                                                                    ===========


Summary of Abbreviations:
AMBAC - Insured by the AMBAC Indemnity Corporation
AMT - Subject to Alternative Minimum Tax
FGIC - Insured by the Financial Guaranty Insurance Company
FHA - Insured by the Federal Housing Authority
FSA - Insured by Financial Security Assurance
MBIA - Insured by the Municipal Bond Insurance Association
VA - Insured by the Veterans Administration

                             See accompanying notes

VOYAGEUR ARIZONA MUNICIPAL INCOME FUND, INC.
============================================
                                                           Principal     Market
March 31, 2001                                              Amount       Value
-------------------------------------------------------------------------------
Municipal Bonds - 98.15%
General Obligation Bonds - 6.42%
Eagle Mountain Community Facility
  District A2 6.40% 7/1/17 ..........................     1,500,000  $1,632,375
  Maricopa County Gilbert Unified School
  District #41 6.25% 7/1/15 (FSA) ...................     1,500,000   1,663,230
  Maricopa County Unified School
  District #40 (Glendale) 6.30% 7/1/11 ..............       500,000     548,135
  Santa Cruz Valley Unified School
  District #35 5.80% 7/1/09 (AMBAC) .................       600,000     627,234
                                                                     ----------
                                                                      4,470,974
                                                                     ----------

Higher Education Revenue Bonds - 1.51%
University of Arizona 6.25% 6/1/11 ..................     1,000,000   1,050,980
                                                                     ----------
                                                                      1,050,980
                                                                     ----------
Hospital Revenue Bonds - 10.35%
Maricopa County Health Facilities
  (Catholic Health Care West) Series A
  5.75% 7/1/11 (MBIA) ...............................     1,750,000   1,812,703
  6.00% 7/1/21 (MBIA) ...............................     1,100,000   1,134,936
Maricopa Industrial Development
  Authority (Mayo Clinic Hospital)
  5.25% 11/15/37 (MBIA) .............................     1,000,000     989,660
Show Low Industrial Development
  Authority Hospital Revenue (Navapache
  Regional Medical Center) Series A
  5.50% 12/1/17 (ACA) ...............................     2,600,000   2,545,660
University of Arizona Medical Center
  6.25% 7/1/16 (MBIA) ...............................       700,000     726,068
                                                                     ----------
                                                                      7,209,027
                                                                     ----------
Housing Revenue Multifamily Bonds - 9.35%
Maricopa County Industrial Development
  Authority Multifamily (Avalon
  Apartments Project) Series A
  6.35% 4/1/30 (Asset Gty) ..........................     1,610,000   1,692,255
Maricopa County Industrial Development
  Authority Multifamily Family Housing
  Revenue (Pines at Camelback
  Apartments Project) Series A
  5.45% 5/1/28 (Asset Gty) ..........................      1,250,000  1,251,888
Maricopa County Industrial Development
  Authority Multifamily Housing Revenue
  (Villas at Augusta)
  6.50% 10/20/33 (GNMA) .............................        150,000    162,687
Peoria Casa Del Rio Multifamily
  Housing 7.30% 2/20/28 (GNMA) ......................      1,230,000  1,327,453
Phoenix Industrial Development Authority
  (Chris Ridge) 6.80% 11/1/25 (FHA) .................        500,000    515,835
Yavapai County Industrial Development
  Authority Residential Care Facilities
  (Margaret T. Morris Center)
  Series A 5.40% 2/20/38 (GNMA) .....................      1,575,000  1,564,180
                                                                     ----------
                                                                      6,514,298
                                                                     ----------

                                                          Principal    Market
                                                            Amount     Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
Housing Revenue Single Family Bonds - 16.19%
Maricopa County Industrial Development
  Authority Single Family Housing
  Revenue 6.625% 7/1/21
  (GNMA/FNMA) .........................................  $1,500,000 $ 1,601,640
Phoenix Individual Development Authority
  Single Family Mortgage
  5.30% 4/1/20
  (GNMA/FNMA/FHLMC) ...................................   2,485,000   2,476,152
Phoenix Industrial Development Authority
  Single Family Mortgage
  5.35% 6/1/20
  (GNMA/FNMA/FHLMC) ...................................   3,270,000   3,254,238
Pima County Industrial Development
  Authority (Single Family Mortgage
  Revenue) Series A
  6.25% 11/1/30
  (GNMA/FNMA/FHLMC) ...................................   1,105,000   1,138,824
Pima County Industrial Development
  Authority Single Family Mortgage Revenue
  6.125% 11/1/33
  (GNMA/FNMA/FHLMC) ...................................   1,745,000   1,835,374
Pima County Industrial Development
  Authority Single Family Revenue Housing
  Series A 5.20% 5/1/31
  (GNMA/FNMA/FHLMC) ...................................   1,000,000     967,190
                                                                    -----------
                                                                     11,273,418
                                                                    -----------
Leases / Certificates of Participation - 3.59%
Scottsdale Municipal Property Corporation
  Lease 6.25% 11/1/14 (FGIC) ..........................   1,300,000   1,348,490
Tuscon Certificates of Participation
  5.60% 7/1/11 ........................................   1,100,000   1,153,922
                                                                    -----------
                                                                      2,502,412
                                                                    -----------
Other Revenue Bonds - 8.00%
Arizona Student Loan Acquisition Authority
  Revenue 5.90% 5/1/24 ................................   1,500,000   1,554,900
Maricopa County Stadium District
  5.50% 7/1/13 (MBIA) .................................   2,650,000   2,750,806
Phoenix Civic Improvement Corporation
  Excise Tax Revenue 5.25% 7/1/24 .....................   1,250,000   1,263,138
                                                                    -----------
                                                                      5,568,844
                                                                    -----------
Pollution Control Revenue Bonds - 1.27%
Coconino County Pollution Control
  (Nevada Power) Series B
  5.80% 11/1/32 .......................................   1,000,000     885,920
                                                                    -----------
                                                                        885,920
                                                                    -----------
Power Authority Revenue Bonds - 2.42%
Salt River Project Electric System Revenue
  Series D 6.25% 1/1/27 ...............................   1,635,000   1,684,164
                                                                    -----------
                                                                      1,684,164
                                                                    -----------

                                                          Principal    Market
Voyageur Arizona Municipal Income Fund, Inc.                Amount     Value
--------------------------------------------------------------------------------

Municipal Bonds (continued)
*Pre-Refunded / Escrowed to Maturity Bonds - 17.68%
 Maricopa County Unified School
  District #11 (Peoria)
  5.50% 7/1/10-05 .....................................  $2,750,000 $ 2,972,695
 Mohave County Unified School
  District #1 (Lake Havasu)
  5.90% 7/1/15-06 (FGIC) ..............................   1,500,000   1,665,090
 Phoenix Street & Highway Junior Lien
  6.25% 7/1/11-02 (FGIC) ..............................   1,300,000   1,369,745
 Puerto Rico Commonwealth Infrastructure
  Financing Authority Special Series A
  5.50% 10/1/40
  (Escrowed to Maturity) ..............................   6,000,000   6,304,860
                                                                    -----------
                                                                     12,312,390
                                                                    -----------
 Territorial Revenue Bonds - 3.67%
 Virgin Islands, Public Finance Authority
  Revenue Series A
  6.125% 10/1/29 (ACA) ................................   2,450,000   2,556,036
                                                                    -----------
                                                                      2,556,036
                                                                    -----------
 Transportation Revenue Bonds - 11.79%
 Arizona State Transportation Board
  Highway 5.75% 7/1/18 ................................   2,350,000   2,507,873
 Phoenix Civic Improvement Airport Revenue
  Senior Lien Series A 5.00%
  7/1/25 (FSA) ........................................   1,000,000     980,500
 Tucson Airport Authority Revenue
  5.70% 6/1/13 (MBIA) .................................   3,250,000   3,420,040
 Tucson Street & Highway
  5.50% 7/1/12 (MBIA) .................................   1,250,000   1,302,713
                                                                    -----------
                                                                      8,211,126
                                                                    -----------
 Water & Sewer Revenue Bonds - 5.91%
 Tucson Water Revenue Refunding
  Series A 5.75% 7/1/18 (AMBAC) .......................   4,000,000   4,113,440
                                                                    -----------
                                                                      4,113,440
                                                                    -----------
 Total Municipal Bonds
  (cost $65,196,441) ..................................              68,353,029
                                                                    -----------

--------------------------------------------------------------------------------
Total Market Value of Securities - 98.15%
  (cost $65,196,441) ..................................             $68,353,029

Receivables and Other Assets
  Net of Liabilities - 1.85% ..........................               1,284,071
                                                                    -----------
Total Net Assets - 100.00% ............................              69,637,100

Liquidation Value of
  Preferred Stock .....................................             (25,000,000)
                                                                    -----------
Net Assets Applicable to 2,982,200
  Common Shares ($0.01 Par Value)
  Outstanding .........................................             $44,637,100
                                                                    ===========
Net Asset Value Per Common Share
  ($44,637,100 / 2,982,200 shares) ....................                 ($14.97)
                                                                        -------
-----------------
*For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-funded.

Components of Net Assets at March 31, 2001:
Common stock, $0.01 par value, 200 million
  shares authorized to the Fund .......................             $40,838,893
Preferred stock, $0.01 par value, 1 million shares
  authorized to the Fund ..............................              25,000,000
Undistributed net investment income ...................                 706,870
Accumulated net realized loss on investments ..........                 (65,251)
Net unrealized appreciation
  of investments ......................................               3,156,588
                                                                    -----------
Total net assets ......................................             $69,637,100
                                                                    ===========


Summary of Abbreviations:
ACA - Insured by American Capital Access
AMBAC - Insured by the AMBAC Indemnity Corporation
Asset Gty - Insured by the Asset Guaranty Insurance Company FGIC - Insured by the Financial Guaranty Insurance Company FHA - Insured by the Federal Housing Authority
FHLMC - Insured by the Federal Home Loan Mortgage Corporation FNMA - Insured by Fannie Mae
FSA - Insured by Financial Security Assurance
GNMA - Insured by the Ginnie Mae
MBIA - Insured by the Municipal Bond Insurance Association

                             See accompanying notes

VOYAGEUR FLORIDA INSURED MUNICIPAL INCOME FUND
==============================================

                                                           Principal     Market
March 31, 2001                                              Amount       Value
--------------------------------------------------------------------------------

Municipal Bonds - 98.41%
Airport Revenue Bonds - 4.68%
Dade County Aviation Series 96B
  5.60% 10/1/26 (MBIA) ................................  $1,000,000  $1,037,090
Hillsborough County Aviation Authority
  (Tampa International Airport) Series B
  5.60% 10/1/19 (FGIC) ................................   1,600,000   1,643,792
                                                                     ----------
                                                                      2,680,882
                                                                     ----------
General Obligation Bonds - 3.79%
Florida State Board of Education
  (Capital Outlay Public Education)
  6.00% 6/1/21 (FGIC) .................................   1,975,000   2,171,809
                                                                     ----------
                                                                      2,171,809
                                                                     ----------
Higher Education Revenue Bonds - 6.14%
Capital Projects Finance Authority Florida
  Student Housing Revenue (University of
  Central Florida) Series F-1
  5.00% 10/1/31 (MBIA) ................................     690,000     664,718
Florida Agriculture & Mechanical University
  (Student Apartment Facility)
  5.625% 7/1/21 (MBIA) ................................   1,250,000   1,296,500
Volusia County Educational Facilities
  Authority (Stetson University Project)
  Series A 5.50% 6/1/17 (MBIA) ........................   1,500,000   1,559,730
                                                                     ----------
                                                                      3,520,948
                                                                     ----------
Hospital Revenue Bonds - 17.10%
Escambia County Health Facilities Authority
  (Florida Health Care Facilities)
  5.95% 7/1/20 (AMBAC/VA) .............................   3,075,000   3,382,069
Orange County Health Facilities Authority
  (Adventist Health Center)
  5.75% 11/15/25 (AMBAC) ..............................   1,500,000   1,566,555
Orange County Health Facilities Authority
  (Orlando Regional Health) Series A
  6.25% 10/1/18 (MBIA) ................................   2,000,000   2,316,160
Venice Health Care (Bon Secours Health
  System) 5.60% 8/15/16 (MBIA) ........................   2,405,000   2,531,864
                                                                     ----------
                                                                      9,796,648
                                                                     ----------
Housing Revenue Bonds - 11.58%
Florida Housing Finance Agency
  (Homeowner Mortgage) Series 2
  5.90% 7/1/29 (AMT/MBIA) .............................   1,225,000   1,263,588
Florida Housing Finance Agency
  (Woodbridge Apartments) Series L
  6.05% 12/1/16 (AMBAC) ...............................   1,120,000   1,177,747
  6.25% 6/1/36 (AMT/AMBAC) ............................   1,500,000   1,565,190
Florida State Housing Finance Agency
  (Leigh Meadows Apartments Section 8)
  Series N 6.30% 9/1/36 (AMT/AMBAC) ...................   2,510,000   2,628,974
                                                                     ----------
                                                                      6,635,499
                                                                     ----------

                                                         Principal     Market
                                                           Amount      Value
--------------------------------------------------------------------------------
 Municipal Bonds (continued)
 Leases / Certificates of Participation - 10.74%
 Escambia County School Board Certificates
   of Participation Series 2
   5.50% 2/1/22 (MBIA) ................................  $5,000,000  $5,138,500
 St. Lucie County School Board Certificates
   of Participation 5.375% 7/1/19 (FSA) ...............   1,000,000   1,014,320
                                                                     ----------
                                                                      6,152,820
                                                                     ----------
 Other Revenue Bonds - 17.06%
 Florida Ports Financing Commission State
   Transportation Trust Fund 5.375%
   6/1/27 (AMT/MBIA) ..................................   2,000,000   2,013,500
 Miami Beach Resort Tax 5.50% 10/1/16
   (AMBAC) ............................................   1,000,000   1,046,550
 Orange County Public Service Tax
   6.00% 10/1/24 (FGIC) ...............................   3,000,000   3,194,580
 Reedy Creek Improvement District
   (Sports Complex) Series A
   5.75% 6/1/13 (MBIA) ................................   2,300,000   2,417,392
 Tampa Utility Tax
   6.125% 10/1/19 (AMBAC) .............................   1,000,000   1,106,040
                                                                     ----------
                                                                      9,778,062
                                                                     ----------
 Power Authority Revenue Bonds - 2.25%
 Florida State Municipal Power Agency
   (St. Lucie Project)
   5.70% 10/1/16 (FGIC) ...............................   1,250,000   1,289,413
                                                                     ----------
                                                                      1,289,413
                                                                     ----------
*Pre-Refunded / Escrowed to Maturity Bonds - 16.84%
 Boca Raton Community Redevelopment
   Agency Tax Increment (Mizner Park
   Project) 5.875% 3/1/13-02 (FGIC) ...................   1,500,000   1,567,200
 Dade County Professional Sports Franchise
   Facilities Series B
   6.00% 10/1/22-02 (FGIC) ............................   1,000,000   1,056,810
 Dade County School Board Certificates
   of Participation Series B
   5.60% 8/1/17-06 (AMBAC) ............................   1,000,000   1,100,180
 Hillsborough County Industrial Development
   Authority (Allegany Health System -
   John Knox Village)
   5.75% 12/1/21 (MBIA)
   (Escrowed to Maturity) .............................   1,000,000   1,019,320
 Sunrise Utility System Series A
   5.75% 10/1/26-06 (AMBAC) ...........................   2,500,000   2,775,475
 Tampa Utility Tax
   6.00% 10/1/15-01 (AMBAC) ...........................   1,000,000   1,007,200
 Village Center Community Development
   District Recreational Revenue Series A
   5.85% 11/1/16-06 (MBIA) ............................   1,000,000   1,124,680
                                                                     ----------
                                                                      9,650,865
                                                                     ----------

                                                         Principal     Market
Voyageur Florida Insured Municipal Income Fund             Amount      Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
Water & Sewer Revenue Bonds - 8.23%
Dade County Water & Sewer System
  5.50% 10/1/25 (FGIC) ................................  $1,100,000 $ 1,127,456
Indian River County Water & Sewer System
  5.50% 9/1/16 (FGIC) .................................   1,000,000   1,046,080
Panama City Beach Water & Sewer System
  5.50% 6/1/18 (AMBAC) ................................   1,000,000   1,017,200
Sarasota County Utility System
  5.50% 10/1/22 (FGIC) ................................   1,500,000   1,523,100
                                                                    -----------
                                                                      4,713,836
                                                                    -----------
Total Municipal Bonds
  (cost $52,745,313) ..................................              56,390,782
                                                                    -----------

Total Market Value of Securities - 98.41%
  (cost $52,745,313) ..................................             $56,390,782

Receivables and Other Assets
  Net of Liabilities - 1.59% ..........................                 908,726
                                                                    -----------

Total Net Assets - 100.00% ............................              57,299,508

Liquidation Value of
  Preferred Stock .....................................             (20,000,000)
                                                                    -----------
Net Assets Applicable to 2,422,200
  Common Shares ($0.01 Par Value)
  Outstanding .........................................             $37,299,508
                                                                    ===========
Net Asset Value Per Common Share
  ($37,299,508 / 2,422,200 shares) ....................                 ($15.40)
                                                                        -------
-------------
*For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-funded.

 Components of Net Assets at March 31, 2001:
 Common stock, $0.01 par value, unlimited
   shares authorized to the Fund ......................             $33,361,389
 Preferred stock, $0.01 par value, unlimited
   shares authorized to the Fund ......................              20,000,000
 Undistributed net investment income ..................                 667,482
 Accumulated net realized loss
   on investments .....................................                (374,832)
 Net unrealized appreciation
   of investments .....................................               3,645,469
                                                                    -----------
 Total net assets .....................................             $57,299,508
                                                                    ===========
Summary of Abbreviations:
AMBAC - Insured by the AMBAC Indemnity Corporation
AMT - Subject to Alternative Minimum Tax
FGIC - Insured by the Financial Guaranty Insurance Company
FSA - Insured by Financial Security Assurance
MBIA - Insured by the Municipal Bond Insurance Association
VA - Insured by the Veterans Administration

                             See accompanying notes

VOYAGEUR COLORADO INSURED MUNICIPAL INCOME FUND, INC.
-----------------------------------------------------

                                                           Principal      Market
March 31, 2001                                             Amount         Value
--------------------------------------------------------------------------------
Municipal Bonds - 98.60%
General Obligation Bonds - 21.92%
Adams County School District #12
 (Five Star) 5.40% 12/15/16 (FGIC) ...................    $1,750,000 $ 1,818,565
Archuleta & Hinsdale Counties School
 Districts #50JT
 5.50% 12/1/14 (MBIA) ................................     1,000,000   1,052,890
 5.55% 12/1/20 (MBIA) ................................     4,000,000   4,154,440
Colorado Springs Revenue (Colorado College)
 5.375% 6/1/32 (MBIA) ................................     5,000,000   5,102,900
Douglas County School District #Re-1
 (Douglas & Elbert Counties)
 5.00% 12/15/21 (MBIA) ...............................     2,000,000   1,973,200
El Paso County School District #20
 5.625% 12/15/16 (AMBAC) .............................     3,000,000   3,127,380
 5.625% 12/15/16 (MBIA) ..............................     1,000,000   1,042,460
G V R Metropolitan District
 5.75% 12/1/19 (AMBAC) ...............................     1,000,000   1,063,370
Pueblo County 5.80% 6/1/11 (MBIA) ....................     1,405,000   1,504,825
Pueblo County (Library District)
 5.80% 11/1/19 (AMBAC) ...............................     1,395,000   1,486,805
Stonegate Village Metropolitan District
 Refunding & Improvement Series A
 5.50% 12/1/21 (FSA) .................................     2,550,000   2,627,903
                                                                      ----------
                                                                      24,954,738
                                                                      ----------
Higher Education Revenue Bonds - 7.51%
Adams State College (Board of Trustees)
 5.75% 5/15/19 (MBIA) ................................     2,000,000   2,067,820
Aurora Educational Development
 6.00% 10/15/15 (Connie Lee) .........................     1,500,000   1,574,370
Colorado Educational & Cultural Facilities
 Authority Revenue
 (University of Denver Project)
 5.375% 3/1/23 (AMBAC) ...............................       500,000     513,125
 5.50% 3/1/21 (AMBAC) ................................     3,200,000   3,332,672
Colorado Post Secondary Education
(Auraria Fund Project)
 6.00% 9/1/15 (FSA) ..................................     1,000,000   1,054,760
                                                                       ---------
                                                                       8,542,747
                                                                       ---------
Hospital Revenue Bonds - 10.22%
Colorado Health Facilities Authority
 (Boulder Community Hospital Project)
 Series B 5.875% 10/1/23 (MBIA) ......................     1,925,000   1,999,074
Colorado Health Facilities Authority
(North Colorado Medical Center)
 5.95% 5/15/12 (MBIA) ................................     2,000,000   2,099,300
 6.00% 5/15/20 (MBIA) ................................     1,000,000   1,038,490
Colorado Health Facilities Authority
 (Porter Place) Series A 6.00% 1/20/36 (GNMA) ........     2,515,000   2,663,259
Logan County Health Care Facilities
 (Western Health Network)
 5.90% 1/1/19 (MBIA) .................................     2,000,000   2,059,960

                                                           Principal     Market
March 31, 2001                                             Amount        Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
Hospital Revenue Bonds (continued)
University of Colorado Hospital Authority
 (Hospital Revenue) Series A
 5.20% 11/15/17 (AMBAC) ..............................    $1,750,000 $ 1,771,858
                                                                      ----------
                                                                      11,631,941
                                                                      ----------
Housing Revenue Bonds - 9.66%
Burlingame Multifamily Housing Income
 6.00% 11/1/29 (MBIA) ................................     2,290,000   2,384,692
Colorado Housing Finance Authority
 (Single Family Housing) Series AA
 5.625% 11/1/23 (MBIA) ...............................     5,000,000   5,107,999
Mountain Glen Housing Multifamily
 Revenue 6.70% 7/20/20 (GNMA) ........................     1,280,000   1,433,306
Snowmass Village Multifamily Housing
 Refunding (Essential Function Housing)
 6.25% 12/15/16 (FSA) ................................     2,000,000   2,067,080
                                                                      ----------
                                                                      10,993,077
                                                                      ----------
Leases / Certificates of Participation - 15.08%
Arapahoe County Library District Certificates
 Participation 5.70% 12/15/10 (MBIA) .................     2,000,000   2,147,480
Auraria Higher Education Center Certificates
 of Participation 5.50% 4/1/26 (AMBAC) ...............     2,485,000   2,569,639
Aurora Certificates of Participation
 5.50% 12/1/30 (AMBAC) ...............................     2,500,000   2,570,599
Broomfield Public Improvements
 5.75% 12/1/24 (AMBAC) ...............................     1,500,000   1,583,100
Broomfield Public Improvements
 Certificates of Participation
 6.00% 12/1/29 (AMBAC)................................     1,750,000   1,881,303
Denver City & County Certificates
 of Participation
 5.50% 12/1/25 (AMBAC) ...............................     2,000,000   2,067,540
Eagle County Public Improvements
 5.40% 12/1/18 (MBIA) ................................     1,000,000   1,032,480
Lakewood Certificates of Participation
 5.375% 12/1/22 (AMBAC) ..............................     2,000,000   2,040,660
Westminster Certificates of Participation
 5.40% 1/15/23 (AMBAC) ...............................     1,250,000   1,272,213
                                                                      ----------
                                                                      17,165,014
                                                                      ----------
Other Revenue Bonds - 6.50%
Denver Excise Tax Revenue
 (Colorado Convention Center)
 5.00% 9/1/20 (FSA) ..................................     7,500,000   7,403,400
                                                                       ---------
                                                                       7,403,400
                                                                       ---------
Pollution Control Revenue Bonds - 1.14%
Adams County Pollution Control Refunding
 (Public Service Company Project)
 Series A 5.875% 4/1/14 (MBIA) .......................     1,250,000   1,293,150
                                                                       ---------
                                                                       1,293,150
                                                                       ---------

                                                           Principal     Market
Voyageur Colorado Insured Municipal Income Fund, Inc.      Amount        Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
Transportation Revenue Bonds - 20.33%
Arapahoe County Capital Improvements
 Highway 6.05% 8/31/15 (MBIA) ........................   $ 4,700,000 $ 5,083,755
Denver City & County Airport
 Series E 5.25% 11/15/23 (MBIA) ......................    13,000,000  13,048,360
E-470 Public Highway Authority
 5.75% 9/1/29 (MBIA) .................................     3,000,000   3,203,250
 5.75% 9/1/35 (MBIA) .................................     1,700,000   1,811,061
                                                                      ----------
                                                                      23,146,426
                                                                      ----------
Water & Sewer Revenue Bonds - 6.24%
Colorado Water Resources & Power
 Development Authority (Small Water
 Resources) 5.80% 11/1/20 (FGIC) .....................     2,000,000   2,152,300
Pueblo West Metropolitan District
 (Water & Wastewater Revenue)
 5.25% 12/15/25 (MBIA) ...............................     2,495,000   2,514,611
Ute Utility Water Conservancy District
 Water Revenue
 5.75% 6/15/20 (MBIA) ................................     2,255,000   2,430,822
                                                                     -----------
                                                                       7,097,733
                                                                     -----------
Total Municipal Bonds
 (cost $107,538,476) .................................               112,228,226
                                                                     -----------

--------------------------------------------------------------------------------
Total Market Value of Securities - 98.60%
 (cost $107,538,476) .................................             $112,228,226

Receivables and Other Assets
 Net of Liabilities - 1.40% ..........................                1,589,253
                                                                   ------------
Total Net Assets - 100.00% ...........................              113,817,479

Liquidation Value of Preferred Stock .................              (40,000,000)
                                                                    -----------
Net Assets Applicable to 4,837,100
 Common Shares ($0.01 Par Value)
 Outstanding .........................................              $73,817,479
                                                                    ===========
Net Asset Value Per Common Share
 ($73,817,479 / 4,837,100 shares) ....................
                                                                        ($15.26)
                                                                        -------


Components of Net Assets at March 31, 2001:
Common stock, $0.01 par value, 200 million
 shares authorized to the Fund .......................              $67,238,110
Preferred stock, $0.01 par value, 1 million
 shares authorized to the Fund .......................               40,000,000
Undistributed net investment income ..................                1,323,724
Accumulated net realized gain
 on investments ......................................                  565,895
Net unrealized appreciation
 of investments ......................................                4,689,750
                                                                   ------------
Total net assets .....................................             $113,817,479
                                                                   ============



Summary of Abbreviations:
AMBAC - Insured by the AMBAC Indemnity Corporation
Connie Lee - Insured by the College Construction Insurance Association FGIC - Insured by the Financial Guaranty Insurance Company
FSA - Insured by Financial Security Assurance
GNMA - Insured by Ginnie Mae.
MBIA - Insured by the Municipal Bond Insurance Association

                             See accompanying notes

Statements of Operations


                                             Voyageur    Voyageur      Voyageur       Voyageur    Voyageur         Voyageur
                                             Minnesota   Minnesota     Minnesota      Arizona     Florida Insured  Colorado
                                             Municipal   Municipal     Municipal      Municipal   Municipal        Insured
                                             Income      Income        Income         Income      Income           Municipal
Year Ended March 31, 2001                    Fund, Inc.  Fund II, Inc. Fund III, Inc. Fund, Inc.  Fund             Income Fund, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Investment Income:
Interest ..................................  $3,499,230  $9,483,617   $2,290,223      $3,853,818  $3,104,944       $6,083,668
                                             --------------------------------------------------------------------------------

Expenses:
Management fees ...........................     227,855     641,821      154,140         270,204     222,410          438,688
Transfer agent fees
 and expenses .............................      21,525      24,027       12,600          12,788      20,074           12,504
Registration fees .........................       2,196          50          125             150           -              330
Reports and statements
 to shareholders ..........................      17,594      27,412       17,030          23,048      19,200           45,977
Accounting and
 administration ...........................      84,884      85,113       66,613          84,532      87,844           79,172
Remarketing Agent fees ....................      50,485     151,456       37,761          62,579      50,212           98,486
Professional fees .........................      26,289      31,673       23,334          24,336      50,428           39,462
Custodian fees ............................       2,528      14,147        3,507           3,381       2,290            6,193
Directors' / Trustee's Fees ...............       9,100      11,665        5,350           8,300       8,498            3,700
Rating Agency fees ........................       5,250       6,750        7,158           7,422       4,750            5,750
Taxes (other than taxes
 on income) ...............................       4,333      11,883        3,959           1,815         900            1,534
Other .....................................       4,449      16,624        5,210           8,558       7,088           12,258
                                             --------------------------------------------------------------------------------
                                                456,488   1,022,621      336,787         507,113     473,694          744,054
Less expenses paid indirectly .............      (1,478)     (9,140)      (2,348)         (2,161)     (1,870)          (3,913)
                                             --------------------------------------------------------------------------------
Total expenses ............................     455,010   1,013,481      334,439         504,952     471,824          740,141
                                              --------------------------------------------------------------------------------

Net Investment Income .....................   3,044,220   8,470,136    1,955,784       3,348,866   2,633,120        5,343,527
                                              --------------------------------------------------------------------------------
Net Realized and Unrealized
 Loss on Investments:
Net realized gain (loss)
 on investments ...........................       2,513    (176,192)    (113,781)         76,138     138,481        1,014,580
Net change in unrealized
 appreciation
 of investments ...........................   1,853,302   6,304,816    1,751,579       2,788,269   2,449,642        5,630,688
                                              --------------------------------------------------------------------------------
Net Realized and Unrealized
 Gain on Investments ......................   1,855,815   6,128,624    1,637,798       2,864,407   2,588,123        6,645,268
                                             --------------------------------------------------------------------------------
Net Increase in Net Assets
 Resulting from
 Operations ...............................  $4,900,035 $14,598,760   $3,593,582      $6,213,273  $5,221,243      $11,988,795
                                             ================================================================================

                             See accompanying notes

Statements of Changes in Net Assets


                                                              Voyageur Minnesota         Voyageur Minnesota    Voyageur Minnesota
                                                               Municipal Income            Municipal Income     Municipal Income
                                                                   Fund, Inc.                Fund II, Inc.        Fund III, Inc.
----------------------------------------------------------------------------------------------------------------------------------
                                                               Year        Year          Year        Year        Year      Year
                                                              Ended       Ended         Ended       Ended       Ended       Ended
                                                            3/31/01     3/31/00       3/31/01     3/31/00     3/31/01     3/31/00
Increase (Decrease) in Net Assets
 from Operations:
Net investment income ................................. $ 3,044,220 $ 3,015,406   $ 8,470,136  $ 8,528,029 $ 1,955,784 $ 1,974,126
Net realized gain (loss) on investments ...............       2,513    (334,960)     (176,192)    (464,436)   (113,781)    (96,382)
Net change in unrealized appreciation/
 depreciation of investments ..........................   1,853,302  (2,882,079)    6,304,816   (9,792,251)  1,751,579  (2,521,519)
                                                        --------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
 from operations ......................................   4,900,035    (201,633)   14,598,760   (1,728,658)  3,593,582    (643,775)
                                                        --------------------------------------------------------------------------


Dividends and Distributions to:
Common shareholders from net
 investment income ....................................  (2,179,548) (2,354,690)   (5,928,674)  (5,928,674) (1,391,679) (1,391,679)
Preferred shareholders from net
 investment income ....................................    (823,120)   (705,125)   (2,469,090)  (2,224,962)   (617,796)   (554,400)
Common shareholders from net realized
 gain on investments ..................................           -    (132,070)            -            -           -           -
Preferred shareholders from net realized
 gain on investments ..................................           -     (37,139)            -            -           -           -
                                                        --------------------------------------------------------------------------
                                                         (3,002,668) (3,229,024)   (8,397,764)  (8,153,636) (2,009,475) (1,946,079)
                                                        --------------------------------------------------------------------------


Net Increase (Decrease) in Net Assets .................   1,897,367  (3,430,657)    6,200,996   (9,882,294)  1,584,107  (2,589,854)

Net Assets:
Beginning of period ...................................  56,488,295  59,918,952   158,573,717  168,456,011  38,074,861  40,664,715
                                                        --------------------------------------------------------------------------
End of period                                           $58,385,662 $56,488,295  $164,774,713 $158,573,717 $39,658,968 $38,074,861
                                                        ==========================================================================


                             See accompanying notes


                                                             Voyageur Arizona       Voyageur Florida         Voyageur Colorado
                                                             Municipal Income       Insured Municipal        Insured Municipal
                                                                 Fund, Inc.            Income Fund            Income Fund Inc.
----------------------------------------------------------------------------------------------------------------------------------
                                                           Year        Year         Year         Year        Year        Year
                                                          Ended       Ended        Ended        Ended        Ended       Ended
                                                         3/31/01     3/31/00      3/31/01      3/31/00      3/31/01     3/31/00
Increase (Decrease) in Net Assets
 from Operations:
Net investment income ................................$ 3,348,866 $ 3,324,093  $ 2,633,120  $ 2,645,843  $ 5,343,527   $ 5,316,770
Net realized gain (loss) on investments ..............     76,138     (71,401)     138,481     (117,369)   1,014,580       (57,053)
Net change in unrealized appreciation/
 depreciation of investments .........................  2,788,269  (3,885,205)   2,449,642   (3,202,108)   5,630,688    (6,772,294)
                                                      ----------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
 from operations .....................................  6,213,273    (632,513)   5,221,243     (673,634)  11,988,795    (1,512,577)
                                                      ----------------------------------------------------------------------------


Dividends and Distributions to:
Common shareholders from net
 investment income ................................... (2,303,750) (2,303,750)  (1,834,817)  (1,834,817)  (3,609,686)   (3,555,269)
Preferred shareholders from net
 investment income ................................... (1,030,535)   (891,850)    (817,026)    (717,050)  (1,654,933)   (1,437,124)
                                                      ----------------------------------------------------------------------------
                                                       (3,334,285) (3,195,600)  (2,651,843)  (2,551,867)  (5,264,619)   (4,992,393)
                                                      ----------------------------------------------------------------------------


Net Increase (Decrease) in Net Assets ................  2,878,988  (3,828,113)   2,569,400   (3,225,501)   6,724,176    (6,504,970)

Net Assets:
Beginning of period .................................. 66,758,112  70,586,225   54,730,108   57,955,609  107,093,303   113,598,273
                                                      ----------------------------------------------------------------------------
End of period                                         $69,637,100 $66,758,112  $57,299,508  $54,730,108 $113,817,479  $107,093,303
                                                      ============================================================================


                             See accompanying notes

Financial Highlights

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                         Voyageur Minnesota Municipal Income Fund, Inc.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Year Ended
                                                                             3/31/01     3/31/00    3/31/99    3/31/98(2)   3/31/97
Net asset value, beginning of period ...................................     $14.060     $15.380    $15.380    $14.470      $14.430

Income (loss) from investment operations:
 Net investment income .................................................       1.155       1.180      1.188      1.180        1.060
 Net realized and unrealized gain (loss) on investments ................       0.732      (1.256)     0.004      0.970        0.180
                                                                         -----------------------------------------------------------
 Total from investment operations ......................................       1.887      (0.076)     1.192      2.150        1.240
                                                                         -----------------------------------------------------------

Less dividends and distributions to:
 Common shareholders from net investment income ........................      (0.840)     (0.907)    (0.930)    (0.930)      (0.930)
 Preferred shareholders from net investment income .....................      (0.317)     (0.272)    (0.262)    (0.280)      (0.270)
 Common shareholders from net realized gain on investments .............           -      (0.051)         -     (0.020)           -
 Preferred shareholders from net realized gain on investments ..........           -      (0.014)         -     (0.010)           -
                                                                         -----------------------------------------------------------
 Total dividends and distributions                                            (1.157)     (1.244)    (1.192)    (1.240)      (1.200)
                                                                         -----------------------------------------------------------
Net asset value, end of period .........................................     $14.790     $14.060    $15.380    $15.380      $14.470
                                                                         ===========================================================
Market value, end of period ............................................     $14.300     $13.563    $16.500    $15.690      $14.380
                                                                         ===========================================================

Total investment return based on:(1)
 Market value ..........................................................      12.09%     (12.39%)    11.29%     16.04%        2.01%
 Net asset value .......................................................      11.83%      (2.56%)     5.88%     13.02%        6.90%

Ratios and supplemental data:
 Net assets applicable to capital shares,
  end of period (000 omitted)                                                $58,386     $56,488    $59,919    $59,915      $57,544
 Ratio of expenses to average net assets(3) ............................       0.80%       0.89%      0.81%      0.77%        0.81%
 Ratio of expenses to average net assets applicable
  to common shares                                                             1.23%       1.36%      1.21%      1.17%        1.24%
 Ratio of net investment income to average net assets(3) ...............       5.34%       5.25%      5.13%      5.20%        4.78%
 Ratio of net investment income to average net assets
  applicable to common shares(4) .......................................       6.00%       6.17%      5.99%      6.01%        5.45%
 Portfolio turnover ....................................................          6%         12%        15%         0%           5%

Leverage analysis:
 Value of preferred shares outstanding (000 omitted) ...................     $20,000     $20,000    $20,000    $20,000      $20,000
 Net asset coverage per share of preferred shares,
  end of period ........................................................    $145,964    $141,221   $149,797   $149,788     $143,860
 Liquidation value per share of preferred shares(5) ....................     $50,000     $50,000    $50,000    $50,000      $50,000

------------
(1) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Ratios were calculated on the basis of expenses and net investment income applicable to both the common and preferred shares relative to the average net assets of common and preferred shareholders.
(4) Ratio reflects total net investment income less dividends paid to preferred shareholders from net investment income divided by average net assets applicable to common shareholders.
(5)  Excluding any accumulated but unpaid dividends.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                       Voyageur Minnesota Municipal Income Fund II, Inc.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Year Ended
                                                                            3/31/01     3/31/00    3/31/99    3/31/98(2)    3/31/97
Net asset value, beginning of period ....................................   $13.590     $14.950    $14.800    $13.590       $13.480
 Income (loss) from investment operations:
 Net investment income ..................................................     1.168       1.176      1.154      1.130         1.130
 Net realized and unrealized gain (loss) on investments .................     0.850      (1.411)     0.099      1.200         0.080
                                                                         ----------------------------------------------------------
 Total from investment operations .......................................     2.018      (0.235)     1.253      2.330         1.210
                                                                         ----------------------------------------------------------

Less dividends to:
 Common shareholders from net investment income .........................    (0.818)     (0.818)    (0.818)    (0.820)       (0.810)
 Preferred shareholders from net investment income ......................    (0.340)     (0.307)    (0.285)    (0.300)       (0.290)
                                                                         ----------------------------------------------------------
 Total dividends ........................................................    (1.158)     (1.125)    (1.103)    (1.120)       (1.100)
                                                                         ----------------------------------------------------------
Net asset value, end of period ..........................................   $14.450     $13.590    $14.950    $14.800       $13.590
                                                                         ==========================================================
Market value, end of period .............................................   $14.080     $12.438    $15.060    $13.880       $12.630
                                                                         ==========================================================

Total investment return based on:(1)
 Market value ...........................................................    20.37%     (12.28%)    14.73%     16.56%         1.47%
 Net asset value ........................................................    13.06%      (3.43%)     6.76%     15.51%         6.97%

Ratios and supplemental data:
 Net assets applicable to capital shares,
  end of period (000 omitted) ...........................................  $164,775    $158,574   $168,456   $167,333      $158,572
 Ratio of expenses to average net assets(3) .............................     0.63%       0.62%      0.64%      0.76%         0.74%
 Ratio of expenses to average net assets applicable
  to common shares ......................................................     1.01%       0.99%      1.00%      1.19%         1.19%
 Ratio of net investment income to average net assets(3) ................     5.27%       5.30%      4.96%      4.98%         5.15%
 Ratio of net investment income to average net assets
  applicable to common shares(4) ........................................     5.96%       6.24%      5.80%      5.73%         6.15%
 Portfolio turnover                                                              3%          4%        15%         4%           20%

Leverage analysis:
 Value of preferred shares outstanding (000 omitted) ....................   $60,000     $60,000    $60,000    $60,000       $60,000
 Net asset coverage per share of preferred shares,
  end of period .........................................................  $137,312    $132,145   $140,380   $139,444      $132,143
 Liquidation value per share of preferred shares(5) .....................   $50,000     $50,000    $50,000    $50,000       $50,000

-----------
(1) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Ratios were calculated on the basis of expenses and net investment income applicable to both the common and preferred shares relative to the average net assets of common and preferred shareholders.
(4) Ratio reflects total net investment income less dividends paid to preferred shareholders from net investment income divided by average net assets applicable to common shareholders.
(5)  Excluding any accumulated but unpaid dividends.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                     Voyageur Minnesota Municipal Income Fund III, Inc.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                Year Ended
                                                                            3/31/01     3/31/00    3/31/99    3/31/98(2)    3/31/97
Net asset value, beginning of period ....................................   $12.560     $13.970    $13.760    $12.710       $12.540

Income (loss) from investment operations:
 Net investment income ..................................................     1.065       1.075      1.025      1.050         1.080
 Net realized and unrealized gain (loss) on investments .................     0.889      (1.425)     0.222      1.060         0.150
                                                                         -----------------------------------------------------------
 Total from investment operations .......................................     1.954      (0.350)     1.247      2.110         1.230
                                                                         -----------------------------------------------------------

Less dividends to:
 Common shareholders from net investment income .........................    (0.758)     (0.758)    (0.758)    (0.760)       (0.750)
 Preferred shareholders from net investment income ......................    (0.336)     (0.302)    (0.279)    (0.300)       (0.310)
                                                                         -----------------------------------------------------------
 Total dividends ........................................................    (1.094)     (1.060)    (1.037)    (1.060)       (1.060)
                                                                         -----------------------------------------------------------
Net asset value, end of period ..........................................   $13.420     $12.560    $13.970    $13.760       $12.710
                                                                         ===========================================================
Market value, end of period .............................................   $13.000     $11.750    $14.125    $13.380       $12.250
                                                                         ===========================================================

Total investment return based on:(1)
 Market value ...........................................................    17.57%     (11.70%)    11.59%     15.80%         8.62%
 Net asset value ........................................................    13.54%      (4.57%)     7.28%     14.82%         7.50%

Ratios and supplemental data:
 Net assets applicable to capital shares,
  end of period (000 omitted) ...........................................   $39,659     $38,075    $40,665    $40,283       $38,348
 Ratio of expenses to average net assets(3) .............................     0.87%       0.81%      0.77%      0.83%         0.81%
 Ratio of expenses to average net assets applicable
  to common shares ......................................................     1.42%       1.33%      1.22%      1.34%         1.33%
 Ratio of net investment income to average net assets(3) ................     5.07%       5.10%      4.64%      4.88%         5.17%
 Ratio of net investment income to average net assets
  applicable to common shares(4) ........................................     5.68%       5.99%      5.35%      5.61%         6.05%
 Portfolio turnover .....................................................        5%         16%        15%         9%           39%

Leverage analysis:
 Value of preferred shares outstanding (000 omitted) ....................   $15,000     $15,000    $15,000    $15,000       $15,000
 Net asset coverage per share of preferred shares,
  end of period .........................................................  $132,197    $126,916   $135,549   $134,278      $127,826
 Liquidation value per share of preferred shares(5) .....................   $50,000     $50,000    $50,000    $50,000       $50,000

-----------
(1) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Ratios were calculated on the basis of expenses and net investment income applicable to both the common and preferred shares relative to the average net assets of common and preferred shareholders.
(4) Ratio reflects total net investment income less dividends paid to preferred shareholders from net investment income divided by average net assets applicable to common shareholders.
(5)  Excluding any accumulated but unpaid dividends.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                            Voyageur Arizona Municipal Income Fund, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Year Ended
                                                                            3/31/01     3/31/00    3/31/99    3/31/98(2)    3/31/97
Net asset value, beginning of period ....................................   $14.000     $15.290    $15.030    $13.780       $13.740

Income (loss) from investment operations:
 Net investment income ..................................................     1.124       1.115      1.108      1.090         1.080
 Net realized and unrealized gain (loss) on investments .................     0.965      (1.333)     0.202      1.230         0.010
                                                                            --------------------------------------------------------
 Total from investment operations .......................................     2.089      (0.218)     1.310      2.320         1.090
                                                                            --------------------------------------------------------

Less dividends to:
 Common shareholders from net investment income .........................    (0.773)     (0.773)    (0.773)    (0.770)       (0.760)
 Preferred shareholders from net investment income ......................    (0.346)     (0.299)    (0.277)    (0.300)       (0.290)
                                                                            --------------------------------------------------------
 Total dividends ........................................................    (1.119)     (1.072)    (1.050)    (1.070)       (1.050)
                                                                            --------------------------------------------------------
Net asset value, end of period ..........................................   $14.970     $14.000    $15.290    $15.030       $13.780
                                                                            ========================================================
Market value, end of period .............................................   $14.250     $12.625    $15.125    $14.630       $13.000
                                                                            ========================================================

Total investment return based on:(1)
 Market value ...........................................................    19.28%     (11.65%)     8.84%     18.79%         8.20%
 Net asset value ........................................................    13.00%      (3.10%)     7.07%     15.17%         5.94%

Ratios and supplemental data:
 Net assets applicable to capital shares,
  end of period (000 omitted) ...........................................   $69,637     $66,758    $70,586    $69,813       $66,102
 Ratio of expenses to average net assets(3) .............................     0.75%       0.76%      0.74%      0.80%         0.78%
 Ratio of expenses to average net assets applicable
  to common shares ......................................................     1.18%       1.21%      1.15%      1.26%         1.25%
 Ratio of net investment income to average net assets(3) ................     4.95%       4.93%      4.69%      4.71%         4.85%
 Ratio of net investment income to average net assets
  applicable to common shares(4) ........................................     5.44%       5.74%      5.46%      5.34%         5.71%
Portfolio turnover ......................................................       24%         41%        46%        22%           31%

Leverage analysis:
 Value of preferred shares outstanding (000 omitted) ....................   $25,000     $25,000    $25,000    $25,000       $25,000
 Net asset coverage per share of preferred shares,
  end of period .........................................................  $139,274    $133,516   $141,172   $139,627      $132,205
 Liquidation value per share of preferred shares(5) .....................   $50,000     $50,000    $50,000    $50,000       $50,000

---------------
(1) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Ratios were calculated on the basis of expenses and net investment income applicable to both the common and preferred shares relative to the average net assets of common and preferred shareholders.
(4) Ratio reflects total net investment income less dividends paid to preferred shareholders from net investment income divided by average net assets applicable to common shareholders.
(5)  Excluding any accumulated but unpaid dividends.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                        Voyageur Florida Insured Municipal Income Fund
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Year Ended
                                                                            3/31/01     3/31/00    3/31/99    3/31/98(2)    3/31/97
Net asset value, beginning of period ....................................   $14.340     $15.670    $15.300    $13.670       $13.710

Income (loss) from investment operations:
 Net investment income ..................................................     1.087       1.092      1.113      1.090         1.080
 Net realized and unrealized gain (loss) on investments .................     1.068      (1.368)     0.292      1.600        (0.080)
                                                                         -----------------------------------------------------------
 Total from investment operations .......................................     2.155      (0.276)     1.405      2.690         1.000
                                                                         -----------------------------------------------------------

Less dividends to:
 Common shareholders from net investment income .........................    (0.758)     (0.758)    (0.758)    (0.760)       (0.750)
 Preferred shareholders from net investment income ......................    (0.337)     (0.296)    (0.277)    (0.300)       (0.290)
                                                                         -----------------------------------------------------------
 Total dividends ........................................................    (1.095)     (1.054)    (1.035)    (1.060)       (1.040)
                                                                         -----------------------------------------------------------

Net asset value, end of period ..........................................   $15.400     $14.340    $15.670    $15.300       $13.670
                                                                         ===========================================================

Market value, end of period .............................................   $13.180     $11.750    $14.750    $14.310       $12.500
                                                                         ===========================================================

Total investment return based on:(1)
 Market value ...........................................................    19.06%     (15.57%)     8.47%     20.94%         3.94%
 Net asset value ........................................................    13.99%      (3.01%)     7.80%     18.22%         5.23%

Ratios and supplemental data:
 Net assets applicable to capital shares,
  end of period (000 omitted) ...........................................   $57,300     $54,730    $57,956    $57,071       $53,110
 Ratio of expenses to average net assets(3) .............................     0.85%       0.83%      0.75%      0.80%         0.78%
 Ratio of expenses to average net assets applicable
  to common shares ......................................................     1.32%       1.31%      1.14%      1.25%         1.25%
 Ratio of net investment income to average net assets(3) ................     4.73%       4.79%      4.67%      4.73%         4.91%
 Ratio of net investment income to average net assets
  applicable to common shares(4) ........................................     5.10%       5.47%      5.37%      5.33%         5.74%
 Portfolio turnover .....................................................        8%          6%         0%         5%           68%

Leverage analysis:
 Value of preferred shares outstanding (000 omitted) ....................   $20,000     $20,000    $20,000    $20,000       $20,000
 Net asset coverage per share of preferred shares,
  end of period .........................................................  $143,249    $136,825   $144,889   $142,677      $132,775
 Liquidation value per share of preferred shares(5) .....................   $50,000     $50,000    $50,000    $50,000       $50,000

---------------
(1) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
(2) Commencing May 1, 1997 Delaware Management Company replaced Voyageur Fund Managers, Inc., as the Fund's investment manager.
(3) Ratios were calculated on the basis of expenses and net investment income applicable to both the common and preferred shares relative to the average net assets of common and preferred shareholders.
(4) Ratio reflects total net investment income less dividends paid to preferred shareholders from net investment income divided by average net assets applicable to common shareholders.
(5)  Excluding any accumulated but unpaid dividends.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                    Voyageur Colorado Insured Municipal Income Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Year Ended
                                                                           3/31/01     3/31/00    3/31/99    3/31/98(2)    3/31/97
Net asset value, beginning of period ....................................   $13.870     $15.220    $14.920    $13.580       $13.610

Income (loss) from investment operations:
 Net investment income ..................................................     1.105       1.099      1.080      1.070         1.050
 Net realized and unrealized gain (loss) on investments .................     1.373      (1.417)     0.264      1.300        (0.060)
                                                                         ----------------------------------------------------------
 Total from investment operations .......................................     2.478      (0.318)     1.344      2.370         0.990
                                                                         ----------------------------------------------------------

Less dividends to:
 Common shareholders from net investment income .........................    (0.746)     (0.735)    (0.735)    (0.740)       (0.730)
 Preferred shareholders from net investment income ......................    (0.342)     (0.297)    (0.309)    (0.290)       (0.290)
                                                                         ----------------------------------------------------------
 Total dividends ........................................................    (1.088)     (1.032)    (1.044)    (1.030)       (1.020)
                                                                         ----------------------------------------------------------

Net asset value, end of period ..........................................   $15.260     $13.870    $15.220    $14.920       $13.580
                                                                         ==========================================================

Market value, end of period .............................................   $14.560     $12.563    $14.938    $14.000       $12.500
                                                                         ==========================================================

Total investment return based on:(1)
 Market value ...........................................................    22.42%     (11.05%)    12.13%     18.09%         4.77%
 Net asset value ........................................................    16.21%      (3.62%)     7.21%     15.84%         5.19%

Ratios and supplemental data:
 Net assets applicable to capital shares,
  end of period (000 omitted) ...........................................  $113,817    $107,093   $113,598   $112,187      $105,687
 Ratio of expenses to average net assets(3) .............................     0.68%       0.68%      0.69%      0.75%         0.77%
 Ratio of expenses to average net assets applicable
  to common shares ......................................................     1.06%       1.08%      1.06%      1.18%         1.23%
 Ratio of net investment income to average net assets(3) ................     4.87%       4.93%      4.61%      4.72%         4.76%
 Ratio of net investment income to average net assets
  applicable to common shares(4) ........................................     5.31%       5.72%      5.08%      5.38%         5.51%
 Portfolio turnover .....................................................       56%         37%        18%        39%           88%

Leverage analysis:
 Value of preferred shares outstanding (000 omitted) .....................  $40,000     $40,000    $40,000    $40,000       $40,000
 Net asset coverage per share of preferred shares,
  end of period .......................................................... $142,272    $133,867   $141,998   $140,234      $132,109
 Liquidation value per share of preferred shares(5) ......................  $50,000     $50,000    $50,000    $50,000       $50,000

-------------
(1) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Ratios were calculated on the basis of expenses and net investment income applicable to both the common and preferred shares relative to the average net assets of common and preferred shareholders.
(4) Ratio reflects total net investment income less dividends paid to preferred shareholders from net investment income divided by average net assets applicable to common shareholders.
(5)  Excluding any accumulated but unpaid dividends.

                             See accompanying notes

Notes to Financial Statements

March 31, 2001
--------------------------------------------------------------------------------
Voyageur Minnesota Municipal Income Fund, Inc. ("Minnesota Municipal Fund"); Voyageur Minnesota Municipal Income Fund II, Inc. ("Minnesota Municipal Fund II"); Voyageur Minnesota Municipal Income Fund III, Inc. ("Minnesota Municipal Fund III"); Voyageur Arizona Municipal Income Fund, Inc. ("Arizona Municipal Fund"); and Voyageur Colorado Insured Municipal Income Fund, Inc. ("Colorado Insured Municipal Fund") (each referred to as a "Fund" and collectively as the "Funds") are organized as Maryland corporations. The Voyageur Florida Insured Municipal Income Fund ("Florida Insured Municipal Fund") is organized as a Massachusetts Business Trust. The Minnesota Municipal Fund II, Florida Insured Municipal Fund and Arizona Municipal Fund are diversified closed-end management investment companies and Minnesota Municipal Fund, Minnesota Municipal Fund III and Colorado Insured Municipal Fund are non-diversified closed-end management investment companies under the Investment Company Act of 1940, as amended. The Funds' s hares trade on the American Stock Exchange.

The investment objective of each Fund is to provide high current income exempt from federal income tax and from the personal income tax of its state, if any, consistent with the preservation of capital. Florida Insured Municipal Fund will generally seek investments that will enable its shares to be exempt from Florida's intangible personal property tax. Each Fund will seek to achieve its investment objective by investing substantially all of its net assets in investment grade, tax-exempt municipal obligations of its respective state.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Funds.

Security Valuation - Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Funds' Board of Directors/Trustees.

Federal Income Taxes - Each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting year. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Original issue discounts and market premiums are accreted to interest income over the lives of the respective securities. Each Fund declares and pays dividends from net investment income monthly and distributions from net realized gain on investments, if any, annually.

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize all premiums and discounts on fixed income securities. The Funds do not amortize market discounts on fixed income securities. Upon adoption, each Fund will be required to record a cumulative effect adjustment to reflect the amortization of such discounts. The adjustment will effectively be a reclassification between net investment income and net unrealized appreciation (depreciation) of securities and therefore will not impact total net assets or the net asset value per share of each Fund. Additionally, the above adjustment will have no impact on each Fund's distributions which are determined in accordance with federal income tax regulations.

Certain expenses of the Funds are paid through commission arrangements with brokers. These transactions are done subject to best execution. In addition, the Funds may receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custody fees. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly". The amounts of these expenses for the year ended March 31, 2001 were as follows:

                              Minnesota           Minnesota            Minnesota
                              Municipal           Municipal            Municipal
                                Fund               Fund II             Fund III
                              ---------           ---------            ---------
Commission Expenses ........   $1,312               $3,694                $887
Earnings Credit ............      166                5,446               1,461

                              Arizona              Florida          Colorado
                             Municipal             Insured           Insured
                               Fund             Municipal Fund    Municipal Fund
                             ---------          --------------    --------------
Commission Expenses ........  $1,555                $1,280            $2,520
Earnings Credit ............     606                   590             1,393

March 31, 2001
--------------------------------------------------------------------------------
2. Investment Management, Administration Agreements and Other Transactions with Affiliates In accordance with the terms of its respective investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee of 0.40% of the average daily net assets of each Fund, including assets attributable to any preferred stock that may be outstanding.

The Funds have engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide accounting and administration services. DSC receives a fee based on average net assets subject to certain minimums.

At March 31, 2001, the Funds had payables to affiliates as follows:

                                   Minnesota         Minnesota        Minnesota        Arizona       Florida           Colorado
                                   Municipal         Municipal        Municipal       Municipal      Insured           Insured
                                     Fund             Fund II         Fund III          Fund      Municipal Fund     Municipal Fund
                                   ---------         ---------        ---------       ---------   --------------     --------------
Investment management
  fees payable to DMC ............  $19,468           $54,986          $13,232         $23,220       $19,106            $37,989

Dividend disbursing, accounting
  fee and other expenses
  payable to DSC .................   10,463            11,924            6,381           8,439         9,523             42,973

Other expenses payable to
  DMC and affiliates .............   24,839            32,386           16,403          20,597        17,796             23,252

Certain officers of DMC and DSC are officers, directors/trustees and/or employees of the Funds. These officers, directors/trustees and employees are not compensated by the Funds.

3. Investments
For the year ended March 31, 2001, the Funds made purchases and sales of investment securities other than U.S. government securities and short-term investments as follows:

                                   Minnesota         Minnesota        Minnesota        Arizona       Florida           Colorado
                                   Municipal         Municipal        Municipal       Municipal      Insured           Insured
                                     Fund             Fund II         Fund III          Fund      Municipal Fund     Municipal Fund
                                   ---------         ---------        ---------       ---------   --------------     --------------
Purchases ...................... $3,328,953         $4,931,633        $2,016,616     $16,115,457     $4,413,522        $60,690,041
Sales ..........................  3,426,916          6,112,508         3,320,711      16,502,425      4,373,902         60,765,708

At March 31, 2001, the cost of investments and unrealized appreciation (depreciation) of securities for federal income tax purposes for each Fund were as follows:

                                                         Aggregate              Aggregate
                                          Cost of       Unrealized             Unrealized         Net Unrealized
                                        Investments    Appreciation           Depreciation         Appreciation
                                        -----------    ------------           ------------        --------------
Minnesota Municipal Fund .............  $54,398,197     $3,329,680              $(20,074)           $3,309,406
Minnesota Municipal Fund II ..........  155,402,610      7,205,129              (750,921)            6,454,208
Minnesota Municipal Fund III .........   36,730,298      2,429,029              (326,799)            2,102,230
Arizona Municipal Fund ...............   65,196,441      3,344,676              (188,088)            3,156,588
Florida Insured Municipal Fund .......   52,745,313      3,645,469                     -             3,645,469
Colorado Insured Municipal Fund ......  107,538,476      4,702,270               (12,520)            4,689,750

March 31, 2001
--------------------------------------------------------------------------------
3. Investments (continued)
For federal income tax purposes, as of March 31, 2001, the Funds had capital loss carryforwards expiring in the following years:

                                          2003         2004          2005         2006         2008          2009        Total
                                          ----         ----          ----         ----         ----          ----        -----
Minnesota Municipal Fund .............  $      -   $        -     $      -      $      -     $265,111      $ 63,920    $  329,031
Minnesota Municipal Fund II ..........   952,440    1,143,840       89,665       132,129      437,162       175,804     2,931,040
Minnesota Municipal Fund III .........   866,889    1,279,495      455,666         6,539       56,856       153,308     2,818,753
Arizona Municipal Fund ...............         -            -            -             -            -        65,251        65,251
Florida Insured Municipal Fund .......    92,804      183,099            -             -       98,928             -       374,831

4. Capital Stock
Pursuant to their articles of incorporation, Minnesota Municipal Fund, Minnesota Municipal Fund II, Minnesota Municipal Fund III, Arizona Municipal Fund and Colorado Insured Municipal Fund each have 200 million shares of $0.01 par value common shares authorized. Florida Insured Municipal Fund has been authorized to issue an unlimited amount of $0.01 par value common shares.

For the years ended March 31, 2001 and March 31, 2000, the Funds did not have any transactions in common shares.

The Funds each have one million shares of $0.01 par value preferred shares authorized, except for Florida Insured Municipal Fund which has an unlimited amount of $0.01 par value preferred shares authorized. Under resolutions adopted by the Board of Directors/Trustees, Minnesota Municipal Fund is allowed to issue up to 400 preferred shares, of which the entire amount was issued on August 6, 1992. On May 14, 1993, Minnesota Municipal Fund II, Arizona Municipal Fund and Florida Insured Municipal Fund issued 1,200, 500 and 400 preferred shares, respectively. On December 10, 1993, Minnesota Municipal Fund III issued 300 preferred shares and on September 23, 1993, Colorado Insured Municipal Fund issued 800 preferred shares. The preferred shares of each Fund have a liquidation preference of $50,000 per share plus an amount equal to accumulated but unpaid dividends.

Dividends for the outstanding preferred shares of each Fund are cumulative at a rate established at the initial public offering and are typically reset every 28 days based on the results of an auction. Dividend rates (adjusted for any capital gain distributions) ranged from 3.40% to 4.85% on Minnesota Municipal Fund, from 3.55% to 5.15% on Minnesota Municipal Fund II, from 3.45% to 4.75% on Minnesota Municipal Fund III, from 3.45% to 4.85 % on Arizona Municipal Fund, from 3.00% to 4.85% on Florida Insured Municipal Fund and from 3.21% to 5.25% on Colorado Insured Municipal Fund during the year ended March 31, 2001. Salomon Smith Barney, Inc. and Merrill Lynch Pierce, Fenner & Smith Inc. (Colorado Insured Municipal Fund only), as the remarketing agents, receive an annual fee from each of the Funds of 0.25% of the average amount of preferred stock outstanding.

Under the 1940 Act, the Funds may not declare dividends or make other distributions on common shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding preferred stock is less than 200%. The preferred shares are redeemable at the option of the Funds, in whole or in part, on any dividend payment date at $50,000 per share plus any accumulated but unpaid dividends whether or not declared. The preferred shares are also subject to mandatory redemption at $50,000 per share plus any accumulated but unpaid dividends whether or not declared, if certain requirements relating to the composition of the assets and liabilities of each Fund is not satisfied. The holders of preferred shares have voting rights equal to the holders of common shares (one vote per share) and will vote together with holders of common shares as a single class. However, holders of preferred shares are also entitled to elect two of each Fund's Directors/Trustees. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the preferred shares, and (b) take any action requiring a vote of security holders pursuant of Section 13(a) of the 1940 Act, including, among other things, changes in each of the Fund's subclassification as a closed-end investment company or changes in their fundamental investment restrictions.

5. Credit and Market Risks
The Funds concentrate their investments in securities issued by each specific state's municipalities. The value of these investments may be adversely affected by new legislation within the state, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that the market may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the Statement of Net Assets.

March 31, 2001
--------------------------------------------------------------------------------
6. Tax Information (Unaudited)
The information set forth is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent in early 2002. Please consult your tax advisor for proper treatment of the information.

For the fiscal year ended March 31, 2001, each Fund designates as long term capital gains, ordinary income, and tax-exempt income distributions paid during the year as follows:

                                      Long-Term           Ordinary          Tax            Total
                                    Capital Gains          Income          Exempt      Distributions
                                    Distributions       Distributions      Income       (Tax Basis)
                                    -------------       -------------      ------      -------------
Minnesota Municipal Fund I                -                  -              100%            100%
Minnesota Municipal Fund II               -                  -              100%            100%
Minnesota Municipal Fund III              -                  -              100%            100%
Arizona Municipal Fund                    -                  -              100%            100%
Florida Insured Municipal Fund            -                  -              100%            100%
Colorado Insured Municipal Fund           -                  -              100%            100%

Report of Independent Auditors

--------------------------------------------------------------------------------
To the Shareholders and Board of Directors/Trustees
Voyageur Minnesota Municipal Income Fund, Inc.
Voyageur Minnesota Municipal Income Fund II, Inc.
Voyageur Minnesota Municipal Income Fund III, Inc.
Voyageur Arizona Municipal Income Fund, Inc.
Voyageur Florida Insured Municipal Income Fund
Voyageur Colorado Insured Municipal Income Fund, Inc.

We have audited the accompanying statements of net assets of Voyageur Minnesota Municipal Income Fund, Inc., Voyageur Minnesota Municipal Income Fund II, Inc., Voyageur Minnesota Municipal Income Fund III, Inc., Voyageur Arizona Municipal Income Fund, Inc., Voyageur Florida Insured Municipal Income Fund, and Voyageur Colorado Insured Municipal Income Fund, Inc. (the "Funds") as of March 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended March 31, 1997 were audited by other auditors whose report dated May 9, 1997 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds at March 31, 2001, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States.


                                                /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
May 1, 2001

Proxy Results (Unaudited)
--------------------------------------------------------------------------------
Shareholders of the Voyageur Minnesota Municipal Income Fund, Inc., Voyageur Minnesota Municipal Income Fund II, Inc., Voyageur Minnesota Municipal Income Fund III, Inc., Voyageur Arizona Municipal Income Fund, Inc., Voyageur Florida Insured Municipal Income Fund, and Voyageur Colorado Insured Municipal Income Fund, Inc. voted on the following proposals at the annual meeting of shareholders on November 2, 2000. The description of each proposal and number of shares voted are as follows:

                                                             Common Shareholders                      Preferred Shareholders
                                                     Shares         Shares         Shares         Shares       Shares       Shares
                                                     Voted           Voted          Voted         Voted         Voted        Voted
                                                      For           Against        Abstain         For         Against      Abstain
                                                     ------         -------        -------        ------       -------      -------
1. To elect the Fund's Board of Directors/Trustees:
   Voyageur Minnesota Municipal Income Fund, Inc:
   Wayne A. Stork ................................  2,331,139        31,794            -               -            -            -
   David K. Downes ...............................  2,330,939        31,994            -               -            -            -
   Walter P. Babich ..............................  2,328,586        34,347            -               -            -            -
   John H. Durham ................................  2,331,139        31,794            -               -            -            -
   Anthony D. Knerr ..............................  2,331,139        31,794            -               -            -            -
   Ann R. Leven ..................................  2,331,139        31,794            -               -            -            -
   Thomas F. Madison .............................        N/A           N/A          N/A             300            -            -
   Charles E. Peck ...............................  2,329,688        33,245            -               -            -            -
   Janet L. Yeomans ..............................        N/A           N/A          N/A             300            -            -
   Voyageur Minnesota Municipal Income Fund II, Inc:
   Wayne A. Stork ................................  6,703,478        64,631            -               -            -            -
   David K. Downes ...............................  6,703,278        64,831            -               -            -            -
   Walter P. Babich ..............................  6,675,231        92,878            -               -            -            -
   John H. Durham ................................  6,700,985        67,124            -               -            -            -
   Anthony D. Knerr ..............................  6,704,078        64,031            -               -            -            -
   Ann R. Leven ..................................  6,704,078        64,031            -               -            -            -
   Thomas F. Madison .............................        N/A           N/A          N/A           1,188            -            -
   Charles E. Peck ...............................  6,671,622        96,487            -               -            -            -
   Janet L. Yeomans ..............................        N/A           N/A          N/A           1,188            -            -
   Voyageur Minnesota Municipal Income Fund III, Inc:
   Wayne A. Stork ................................  1,700,506        36,041            -               -            -            -
   David K. Downes ...............................  1,700,506        36,041            -               -            -            -
   Walter P. Babich ..............................  1,696,648        39,899            -               -            -            -
   John H. Durham ................................  1,700,506        36,041            -               -            -            -
   Anthony D. Knerr ..............................  1,700,506        36,041            -               -            -            -
   Ann R. Leven ..................................  1,700,506        36,041            -               -            -            -
   Thomas F. Madison .............................        N/A           N/A          N/A             300            -            -
   Charles E. Peck ...............................  1,696,648        39,899            -               -            -            -
   Janet L. Yeomans ..............................        N/A           N/A          N/A             300            -            -
   Voyageur Arizona Municipal Income Fund, Inc:
   Wayne A. Stork ................................  2,907,602        31,873            -               -            -            -
   David K. Downes ...............................  2,907,002        32,473            -               -            -            -
   Walter P. Babich ..............................  2,900,110        39,365            -               -            -            -
   John H. Durham ................................  2,907,602        31,873            -               -            -            -
   Anthony D. Knerr ..............................  2,907,602        31,873            -               -            -            -
   Ann R. Leven ..................................  2,907,602        31,873            -               -            -            -
   Thomas F. Madison .............................        N/A           N/A          N/A             500            -            -
   Charles E. Peck ...............................  2,900,110        39,365            -               -            -            -
   Janet L. Yeomans ..............................        N/A           N/A          N/A             500            -            -

--------------------------------------------------------------------------------

                                                             Common Shareholders                      Preferred Shareholders
                                                        Shares         Shares         Shares      Shares       Shares       Shares
                                                        Voted           Voted          Voted      Voted         Voted        Voted
                                                         For           Against        Abstain      For         Against      Abstain
                                                        ------         -------        -------     ------       -------      -------
1. To elect the Fund's Board of Directors/Trustees:
   Voyageur Florida Insured Municipal Income Fund:
   Wayne A. Stork ...................................  2,283,174        13,552            -               -            -          -
   David K. Downes ..................................  2,234,914        61,812            -               -            -          -
   Walter P. Babich .................................  2,284,074        12,652            -               -            -          -
   John H. Durham ...................................  2,285,074        11,652            -               -            -          -
   Anthony D. Knerr .................................  2,285,074        11,652            -               -            -          -
   Ann R. Leven .....................................  2,285,074        11,652            -               -            -          -
   Thomas F. Madison ................................        N/A           N/A          N/A             400            -          -
   Charles E. Peck ..................................  2,284,004        12,722            -               -            -          -
   Janet L. Yeomans .................................        N/A           N/A          N/A             400            -          -
   Voyageur Colorado Insured Municipal Income Fund, Inc:
   Wayne A. Stork ...................................  4,568,884        56,877            -               -            -          -
   David K. Downes ..................................  4,565,434        60,327            -               -            -          -
   Walter P. Babich .................................  4,572,695        53,066            -               -            -          -
   John H. Durham ...................................  4,582,384        43,377            -               -            -          -
   Anthony D. Knerr .................................  4,580,934        44,827            -               -            -          -
   Ann R. Leven .....................................  4,580,934        44,827            -               -            -          -
   Thomas F. Madison ................................        N/A           N/A          N/A             482          317          -
   Charles E. Peck ..................................  4,570,240        55,521            -               -            -          -
   Janet L. Yeomans .................................        N/A           N/A          N/A             482          317          -

2. To ratify the selection of Ernst & Young LLP, as the independent auditors for the Fund.

                                                                            Common Shareholders
                                                                    Shares         Shares         Shares
                                                                    Voted           Voted          Voted
                                                                     For           Against        Abstain
                                                                    ------         -------        -------
Voyageur Minnesota Municipal Income Fund, Inc. ..................  2,326,453        4,617          31,862
Voyageur Minnesota Municipal Income Fund II, Inc. ...............  6,701,569       17,617          48,923
Voyageur Minnesota Municipal Income Fund III, Inc. ..............  1,701,253        6,333          28,961
Voyageur Arizona Municipal Income Fund, Inc. ....................  2,914,662        5,061          19,751
Voyageur Florida Insured Municipal Income Fund ..................  2,282,216        9,177           5,332
Voyageur Colorado Insured Municipal Income Fund, Inc. ...........  4,574,280        6,083          45,398

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)


Registrar and Stock Transfer Agent
Mellon Investor Services, L.L.C.
Overpeck Centre
85  Challenger Road
Ridgefield Park, NJ 07660
1.800.851.9677

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

www.delawareinvestments.com

This annual report is for the information of shareholders of Voyageur Closed-End Municipal Bond Funds. It sets forth details about charges, expenses, investment objectives and operating policies of each Fund. You should read it carefully before you invest. The return and principal value of an investment in each Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

BOARD OF TRUSTEES                           Thomas F. Madison                         Investment Manager
                                            President and Chief Executive Officer     Delaware Management Company
Charles E. Haldeman, Jr.                    MLM Partners, Inc.                        Philadelphia, PA
Chairman                                    Minneapolis, MN
Delaware Investments Family of Funds                                                  International Affiliate
Philadelphia, PA                            Janet L. Yeomans                          Delaware International Advisers Ltd.
                                            Vice President and Treasurer              London, England
Walter P. Babich                            3M Corporation
Board Chairman                              St. Paul, MN                              Principal Office of the Fund
Citadel Constructors, Inc.                                                            2005 Market Street
King of Prussia, PA                         AFFILIATED OFFICERS                       Philadelphia, PA 19103-7057

David K. Downes                             William E. Dodge                          Independent Auditors
President and Chief Executive Officer       Executive Vice President and              Ernst & Young LLP
Delaware Investments Family of Funds        Chief Investment Officer, Equity          2001 Market Street
Philadelphia, PA                            Delaware Investments Family of Funds      Philadelphia, PA
                                            Philadelphia, PA
John H. Durham                                                                        Number of Recordholders as of
Private Investor                            Jude T. Driscoll                          March 31, 2001
Horsham, PA                                 Executive Vice President and
                                            Head of Fixed Income                      Minnesota Municipal Income Fund I        413
John A. Fry                                 Delaware Investments Family of Funds      Minnesota Municipal Income Fund II       680
Executive Vice President                    Philadelphia, PA                          Minnesota Municipal Income Fund III      165
University of Pennsylvania                                                            Arizona Municipal Income Fund            127
Philadelphia, PA                            Richard J. Flannery                       Florida Insured Municipal Income Fund    222
                                            President and Chief Executive Officer     Colorado Insured Municipal Income Fund   220
Anthony D. Knerr                            Delaware Distributors, L.P.
Consultant, Anthony Knerr & Associates      Philadelphia, PA
New York, NY
                                            Thomas F. Madison and Janet L. Yeomans
Ann R. Leven                                were elected by the preferred
Former Treasurer, National Gallery of Art   Shareholders of the Voyageur Closed-End
Washington, DC                              Municipal Bond Funds.

(4588)                                                        Printed in the USA
VOY-CEAR [3/01] PPL 5/01                                                   J7088